UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22253
                                                     ---------------------

                          Nuveen Municipal Value Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
October 31, 2009

----------------   ----------------    -----------------    --------------------
NUVEEN MUNICIPAL   NUVEEN MUNICIPAL    NUVEEN MUNICIPAL     NUVEEN ENHANCED
VALUE FUND, INC.   VALUE FUND 2        INCOME FUND, INC.    MUNICIPAL VALUE FUND
NUV                NUW                 NMI                  NEV

                                                                      OCTOBER 09

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

WWW.INVESTORDELIVERY.COM

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------------
Robert P. Bremner
Chairman of the Board
December 21, 2009

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Value Fund 2 (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

Portfolio managers Tom Spalding and John Wilhelm discuss U.S. economic and municipal market conditions, key investment strategies, and the performance of these four Funds. With 33 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987, adding portfolio management responsibility for NUW upon its inception in February 2009. John, who came to Nuveen in 2001 with 18 years of industry experience, served as co-portfolio manager of NMI beginning in 2007 and assumed full portfolio management responsibility for this Fund in March 2009. In September 2009, he also assumed portfolio management responsibility for the newly introduced Nuveen Enhanced Municipal Value Fund (NEV).

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy. In an effort to improve conditions, the Federal Reserve (Fed), lowered the fed funds rate to a target range of zero to 0.25% in December 2008, the lowest level on record. In February 2009, the federal government augmented its efforts to boost the economy by passing a $787 billion stimulus package, which joined the $700 billion financial industry rescue package it had passed in late 2008. In March 2009, the Fed announced that, in addition to maintaining the current rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion in agency mortgage-backed securities to bolster the credit and housing markets.

In recent months, the measures taken by the Fed and others to ease the economic recession produced some incipient signs of improvement. In the third quarter of 2009, the U.S. gross domestic product (GDP), posted positive growth (2.8% annualized) for the first time since the second quarter of 2008. Housing prices also provided a bright spot between June and September 2009 by recording four consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
muted, as the Consumer Price Index (CPI), reflecting a 14% drop in energy prices, fell 0.2% year-over-year as of October 2009. This marked the seventh straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes food and energy) rose 1.7% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. October 2009 marked the 22nd consecutive month of net job losses, with a total of 7.3 million jobs lost since the recession began in December 2007. This is the biggest decline since the Great Depression. The national unemployment rate for October 2009 was 10.2%, a 26-year high, up from 6.6% in October 2008.

Municipal market conditions began to show general signs of improvement in mid-December 2008 and municipal bonds continued to improve throughout most of 2009. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. As of April 2009, taxable Build America Bonds issuance totaled $48.5 billion, accounting for almost 20% of new bonds issued in the municipal market during the period since their introduction.

Over the twelve months ended October 31, 2009, tax-exempt municipal bond issuance nationwide totaled $404.5 billion, a drop of approximately 10% compared with the twelve-month period ended October 31, 2008. As mentioned earlier, demand for tax-exempt bonds was strong during the first ten months of 2009, especially on the part of individual investors and broker/dealers. The combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During the majority of this twelve-month period, the tax-exempt municipal bond market was characterized by strong demand, constrained supply of new tax-exempt bonds and generally improving valuations.

In this environment, our trading activity continued to focus on finding relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. In NUV and NUW, we generally purchased investment-grade quality bonds offering longer maturities and good call protection, taking advantage of opportunities to purchase lower-rated bonds as we found attractive candidates. Many of the additions to our portfolio were in the health-care sector, primarily bonds rated AA, A or BBB. While the overall supply of new

                                                            Nuveen Investments 3
tax-exempt bonds declined, supply was more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. In addition, many hospitals were issuing fixed rate bonds during this period in order to refinance and retire outstanding debt that had initially been issued as variable rate debt. We completed the initial investment of NUW's assets in the months that followed its February 2009 introduction. By period end, the Fund was fully invested in a diversified portfolio of municipal bonds that we believe positions the Fund well for the future.

In NMI, our focus was on adding to our holdings of credits rated A and BBB and, to a lesser degree, non-rated and sub-investment grade bonds. These bonds, which we purchased in both the primary and secondary markets, tended to have maturities at the longer end of the yield curve, specifically 20 to 30 years. From a sector perspective, we emphasized hospital and industrial development revenue (IDR) bonds, both of which we believed to be significant areas of opportunity.

Some of the cash for new purchases during this period was generated by maturing or called bonds. In NMI, we also sold some holdings that we believed did not have much capacity for further price appreciation, such as bonds that we expected to be pre-refunded within the next twelve months and bonds that were close to their call dates. While there was considerable issuance of Build America Bonds over the last half of this period, these bonds do not represent good investment opportunities for all these Funds because their interest payments are considered taxable income.

In September 2009, we introduced the Nuveen Enhanced Municipal Value Fund (NEV), which is designed to invest at least 80% of its assets in investment quality municipal securities and may invest up to 20% of its managed assets (as defined in its prospectus) in bonds rated below investment quality or judged to be of comparable quality under normal circumstances. During the period between NEV's inception and October 31, 2009, we worked on completing the Fund's initial investment phase. By period end, NEV was approximately 85% invested. Our purchases during this initial phase focused primarily on bonds that we believe will achieve the portfolio's objectives of providing attractive monthly income exempt from federal income taxes and attractive after-tax total returns over the long term. This included bonds at the longer end of the maturity spectrum that offered good call protection and diversification in terms of credit quality and sector, such as general and limited tax obligation, health care and single-family housing.

During this period, we added inverse floating rate securities(1) to NEV, so that all four of these Funds were using inverse floaters as of October 31, 2009. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancements. Coming into this period, NMI also invested in additional types of derivative instruments(2) designed to help lengthen its duration. These derivatives were removed during the first part of reporting period.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options, and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

4 Nuveen Investments

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON NET ASSET VALUE FOR PERIODS ENDED 10/31/09

                                                       1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
NUV                                                    16.51%    3.89%     5.37%
NUW                                                    16.92%*     N/A       N/A
NMI                                                    18.06%    4.26%     4.51%
NEV                                                    -4.15%**    N/A       N/A

Standard & Poor's (S&P) National Municipal
Bond Index(3)                                          14.15%    4.04%     5.61%

Lipper General and Insured Unleveraged
Municipal Debt Funds Average(4)                        13.90%    3.57%     4.76%
--------------------------------------------------------------------------------

For the twelve months ended October 31, 2009, the total returns on net asset value (NAV) for both NUV and NMI exceeded the returns of the Standard & Poor's (S&P) National Municipal Bond Index and the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Average. As noted in the accompanying table, the return shown for NUW is a cumulative since inception return. Six-month index returns were 5.96% for the S&P National Municipal Bond Index and 8.08% for the Lipper average. In addition, NEV's return represents the approximately one-month period between its inception and October 31, 2009. We also should note that NEV, which was introduced in September 2009, was still in its initial investment phase as of October 31, 2009, that is, it was not fully invested for the entire period, which impacted its performance results.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation.

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. In general, the greater a Fund's exposure to the longer part of the yield curve, the greater the positive impact on the Fund's return. Both NUV and NUW benefited from being relatively heavily weighted in the longer part of the curve.

As mentioned earlier, our duration strategies in NMI included using derivative positions during the first part of this period to synthetically extend its duration. These derivative positions performed well and had a positive impact on NMI's total return performance.

* NUW's cumulative return represents the period from its inception on February 25, 2009, through October 31, 2009.

** NEV's cumulative return represents the period from its inception on September 25, 2009, through October 31, 2009.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper General and Insured Unleveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 8 funds; 5-years, 7 funds; and 10-years, 7 funds. Fund and Lipper returns assume reinvestment of dividends. You cannot invest directly in a Lipper Average.

                                                            Nuveen Investments 5

While yield curve positioning and duration played important roles in performance, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or lower and non-rated bonds generally outperformed those rated AAA, and holdings of these bonds made relative positive contributions to the Funds' performances.

Holdings that generally contributed to the Funds' performances included IDR, housing and health care bonds. Education, water and sewer, transportation and special tax bonds also outperformed the general municipal market during this period, as did zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement. In NMI, sector allocation was the most significant positive contributor to performance, helped by strong weightings in health care, transportation (particularly tollroads) and IDRs. NUV and NUW also benefited from their relatively heavy exposures to health care, transportation and water and sewer bonds.

Pre-refunded bonds, which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This underperformance can be attributed primarily to these bonds' shorter effective maturities and higher credit quality, as they are usually backed by U.S. Treasury securities. Other market segments that detracted from relative performance included resource recovery, leasing, and electric utility bonds. These were the only three revenue sectors that failed to outperform the overall municipal market during this period. Many general obligation bonds also failed to keep pace with the overall municipal market.

6 Nuveen Investments

Dividend and Share Price Information

During the twelve-month reporting period ended October 31, 2009, NMI had two monthly dividend increases, while the dividend of NUV remained stable throughout the period. NUW, which was introduced in February 2009, paid its initial monthly dividend distribution in April 2009 and maintained a stable dividend through the remainder of the reporting period. On November 2, 2009 (following the end of this reporting period), NEV, which was introduced on September 25, 2009, announced its initial monthly dividend distribution of $0.0760 per share, payable on December 1, 2009.

Due to normal portfolio activity, shareholders of NUV received an ordinary income distribution of $0.0020 per share at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds in this report had positive UNII balances for tax purposes. NUV, NMI and NEV had positive UNII balances and NUW had a negative UNII balance for financial statement purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding shares.

As of October 31, 2009, the Funds' share prices were trading at premiums (+) or discounts (-) to their NAVs as shown in the accompanying table.

                                              10/31/09    TWELVE-MONTH AVERAGE
FUND                            (+)PREMIUM/(-)DISCOUNT              (+)PREMIUM
--------------------------------------------------------------------------------
NUV                                             +4.21%                  +2.64%
NUW                                             -2.22%                  +0.05%*
NMI                                             +2.70%                  +3.97%
NEV                                             +9.25%                  +6.57%**
--------------------------------------------------------------------------------

*     From the period since inception on February 25, 2009 through October 31,
      2009.

**    From the period since inception on September 25, 2009 through October 31,
      2009.

                                                            Nuveen Investments 7

NUV Performance OVERVIEW | Nuveen Municipal Value Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                          $     9.91
--------------------------------------------------------------------------------
Net Asset Value                                                      $     9.51
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.21%
--------------------------------------------------------------------------------
Market Yield                                                               4.72%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.56%
--------------------------------------------------------------------------------
Net Assets ($000)                                                   $ 1,872,031
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.53
--------------------------------------------------------------------------------
Modified Duration                                                          8.05
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        20.68%      16.51%
--------------------------------------------------------------------------------
5-Year                                                         6.54%       3.89%
--------------------------------------------------------------------------------
10-Year                                                        7.14%       5.37%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   12.8%
--------------------------------------------------------------------------------
California                                                                 11.8%
--------------------------------------------------------------------------------
New York                                                                    7.9%
--------------------------------------------------------------------------------
Texas                                                                       7.3%
--------------------------------------------------------------------------------
New Jersey                                                                  5.6%
--------------------------------------------------------------------------------
Massachusetts                                                               4.7%
--------------------------------------------------------------------------------
Washington                                                                  4.1%
--------------------------------------------------------------------------------
Colorado                                                                    4.1%
--------------------------------------------------------------------------------
Florida                                                                     4.0%
--------------------------------------------------------------------------------
Michigan                                                                    3.8%
--------------------------------------------------------------------------------
South Carolina                                                              3.0%
--------------------------------------------------------------------------------
Missouri                                                                    2.9%
--------------------------------------------------------------------------------
Louisiana                                                                   2.6%
--------------------------------------------------------------------------------
Puerto Rico                                                                 2.6%
--------------------------------------------------------------------------------
Ohio                                                                        2.3%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.0%
--------------------------------------------------------------------------------
Other                                                                      18.5%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            21.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.4%
--------------------------------------------------------------------------------
Health Care                                                                16.8%
--------------------------------------------------------------------------------
Transportation                                                             12.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.1%
--------------------------------------------------------------------------------
Utilities                                                                   7.5%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.4%
--------------------------------------------------------------------------------
Other                                                                      11.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   35%
AA                                                                           20%
A                                                                            25%
BBB                                                                          11%
BB or Lower                                                                   8%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)

                                   [BAR CHART]

Nov                                                                     $  0.039
Dec                                                                        0.039
Jan                                                                        0.039
Feb                                                                        0.039
Mar                                                                        0.039
Apr                                                                        0.039
May                                                                        0.039
Jun                                                                        0.039
Jul                                                                        0.039
Aug                                                                        0.039
Sep                                                                        0.039
Oct                                                                        0.039

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $   8.75
                                                                            9.07
                                                                            8.62
                                                                             8.1
                                                                            8.37
                                                                            8.43
                                                                             7.9
                                                                            8.76
                                                                            8.64
                                                                             9.1
                                                                            9.43
                                                                            9.39
                                                                             9.4
                                                                            9.45
                                                                            9.46
                                                                            9.31
                                                                            8.64
                                                                            9.09
                                                                          8.8001
                                                                          9.0984
                                                                            8.87
                                                                           8.914
                                                                            9.03
                                                                            9.25
                                                                            9.07
                                                                            9.33
                                                                            9.25
                                                                            9.28
                                                                            9.26
                                                                            9.25
                                                                            9.28
                                                                            9.37
                                                                            9.14
                                                                            9.23
                                                                            9.14
                                                                            9.22
                                                                            9.37
                                                                          9.4299
                                                                             9.4
                                                                            9.45
                                                                            9.58
                                                                            9.41
                                                                            9.43
                                                                            9.45
                                                                            9.58
                                                                            9.64
                                                                            9.57
                                                                           9.796
                                                                            9.89
                                                                            9.77
                                                                            9.53
                                                                             9.8
10/31/09                                                                   9.907

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0020 per share.

8 Nuveen Investments

NUW Performance OVERVIEW | Nuveen Municipal Value Fund 2 as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          19%
AA                                                                           15%
A                                                                            40%
BBB                                                                          24%
N/R                                                                           2%

2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR CHART]

Apr                                                                     $ 0.0750
May                                                                       0.0750
Jun                                                                       0.0750
Jul                                                                       0.0750
Aug                                                                       0.0750
Sep                                                                       0.0750
Oct                                                                       0.0750

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

2/25/09                                                                 $     15
                                                                           15.03
                                                                           15.15
                                                                              15
                                                                           15.02
                                                                              15
                                                                           15.08
                                                                           14.87
                                                                         14.7614
                                                                           14.88
                                                                           15.14
                                                                           14.98
                                                                           15.28
                                                                           15.29
                                                                           15.23
                                                                           15.24
                                                                         15.2968
                                                                          15.299
                                                                           15.22
                                                                           15.32
                                                                           15.24
                                                                           15.13
                                                                           15.34
                                                                            15.3
                                                                           15.24
                                                                            15.3
                                                                           15.46
                                                                            15.7
                                                                           15.59
                                                                           15.83
                                                                           15.68
                                                                              16
                                                                           15.89
                                                                            15.9
                                                                           15.78
10/31/09                                                                   15.84

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                           $   15.84
--------------------------------------------------------------------------------
Net Asset Value                                                       $   16.20
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.22%
--------------------------------------------------------------------------------
Market Yield                                                               5.68%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.89%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 205,709
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          26.39
--------------------------------------------------------------------------------
Modified Duration                                                          9.83
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 2/25/09)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
Since Inception                                                9.27%      16.92%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   12.1%
--------------------------------------------------------------------------------
California                                                                 10.1%
--------------------------------------------------------------------------------
Florida                                                                     8.9%
--------------------------------------------------------------------------------
Wisconsin                                                                   8.3%
--------------------------------------------------------------------------------
Louisiana                                                                   7.5%
--------------------------------------------------------------------------------
Texas                                                                       7.5%
--------------------------------------------------------------------------------
Ohio                                                                        5.9%
--------------------------------------------------------------------------------
Indiana                                                                     5.4%
--------------------------------------------------------------------------------
Colorado                                                                    5.2%
--------------------------------------------------------------------------------
Puerto Rico                                                                 3.8%
--------------------------------------------------------------------------------
Arizona                                                                     3.5%
--------------------------------------------------------------------------------
Nevada                                                                      3.1%
--------------------------------------------------------------------------------
Other                                                                      18.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                24.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.4%
--------------------------------------------------------------------------------
Transportation                                                             12.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.1%
--------------------------------------------------------------------------------
Utilities                                                                   8.9%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.0%
--------------------------------------------------------------------------------
Other                                                                       9.4%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                            Nuveen Investments 9

NMI Performance OVERVIEW | Nuveen Municipal Income Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                            $  10.66
--------------------------------------------------------------------------------
Net Asset Value                                                        $  10.38
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  2.70%
--------------------------------------------------------------------------------
Market Yield                                                               5.29%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.35%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $ 84,883
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.76
--------------------------------------------------------------------------------
Modified Duration                                                          6.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        13.72%      18.06%
--------------------------------------------------------------------------------
5-Year                                                         6.31%       4.26%
--------------------------------------------------------------------------------
10-Year                                                        5.26%       4.51%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 17.3%
--------------------------------------------------------------------------------
Texas                                                                      10.4%
--------------------------------------------------------------------------------
Illinois                                                                    9.8%
--------------------------------------------------------------------------------
Colorado                                                                    6.6%
--------------------------------------------------------------------------------
New York                                                                    5.6%
--------------------------------------------------------------------------------
Missouri                                                                    4.9%
--------------------------------------------------------------------------------
South Carolina                                                              4.7%
--------------------------------------------------------------------------------
Ohio                                                                        3.7%
--------------------------------------------------------------------------------
Indiana                                                                     3.5%
--------------------------------------------------------------------------------
Michigan                                                                    3.5%
--------------------------------------------------------------------------------
Virginia                                                                    2.9%
--------------------------------------------------------------------------------
Virgin Islands                                                              2.9%
--------------------------------------------------------------------------------
Florida                                                                     2.8%
--------------------------------------------------------------------------------
Tennessee                                                                   2.7%
--------------------------------------------------------------------------------
Other                                                                      18.7%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                19.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.1%
--------------------------------------------------------------------------------
Utilities                                                                  15.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.2%
--------------------------------------------------------------------------------
Materials                                                                   5.1%
--------------------------------------------------------------------------------
Other                                                                      10.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   29%
AA                                                                            6%
A                                                                            24%
BBB                                                                          26%
BB or Lower                                                                   6%
N/R                                                                           9%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR CHART]

Nov                                                                     $  0.042
Dec                                                                        0.042
Jan                                                                        0.042
Feb                                                                        0.042
Mar                                                                       0.0445
Apr                                                                       0.0445
May                                                                       0.0445
Jun                                                                       0.0445
Jul                                                                       0.0445
Aug                                                                       0.0445
Sep                                                                        0.047
Oct                                                                        0.047

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $   9.80
                                                                           10.00
                                                                            9.97
                                                                            9.29
                                                                            9.46
                                                                            9.70
                                                                            8.66
                                                                            9.06
                                                                            9.20
                                                                            9.74
                                                                           10.16
                                                                            9.89
                                                                            9.67
                                                                           10.00
                                                                           10.15
                                                                           10.03
                                                                            9.33
                                                                            9.93
                                                                            9.59
                                                                           10.03
                                                                            9.69
                                                                            9.81
                                                                            9.84
                                                                            9.98
                                                                           10.08
                                                                            9.98
                                                                           10.45
                                                                           10.26
                                                                           10.53
                                                                           10.33
                                                                           10.41
                                                                           10.34
                                                                           10.13
                                                                         10.3399
                                                                           10.25
                                                                           10.23
                                                                           10.23
                                                                           10.31
                                                                           10.41
                                                                           10.61
                                                                           10.51
                                                                            10.5
                                                                          10.711
                                                                           10.75
                                                                           10.91
                                                                           10.73
                                                                           10.75
                                                                            10.9
                                                                            10.9
                                                                          10.998
                                                                           10.43
                                                                           10.74
10/31/09                                                                   10.66

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

10 Nuveen Investments

NEV Performance OVERVIEW | Nuveen Enhanced Municipal Value Fund as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   24%
AA                                                                           29%
A                                                                            15%
BBB                                                                          20%
BB or Lower                                                                   7%
N/R                                                                           5%

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE(2)

                                  [LINE CHART]

9/25/09                                                                 $  15.00
                                                                           15.00
                                                                           15.00
                                                                           15.01
                                                                           15.01
10/31/09                                                                   15.00

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                           $   15.00
--------------------------------------------------------------------------------
Net Asset Value                                                       $   13.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  9.25%
--------------------------------------------------------------------------------
Market Yield                                                                N/A
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                 N/A
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 244,558
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          25.46
--------------------------------------------------------------------------------
Modified Duration                                                         15.25
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 9/25/09)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
Since
Inception                                                  --%            -4.15%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 20.4%
--------------------------------------------------------------------------------
Florida                                                                    10.6%
--------------------------------------------------------------------------------
Michigan                                                                   10.1%
--------------------------------------------------------------------------------
Ohio                                                                        8.3%
--------------------------------------------------------------------------------
Texas                                                                       6.6%
--------------------------------------------------------------------------------
Arizona                                                                     5.8%
--------------------------------------------------------------------------------
Indiana                                                                     5.5%
--------------------------------------------------------------------------------
Pennsylvania                                                                5.1%
--------------------------------------------------------------------------------
Colorado                                                                    4.2%
--------------------------------------------------------------------------------
Massachusetts                                                               4.1%
--------------------------------------------------------------------------------
Other                                                                      19.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                27.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.8%
--------------------------------------------------------------------------------
Utilities                                                                  10.7%
--------------------------------------------------------------------------------
Consumer Staples                                                            8.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           6.9%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.9%
--------------------------------------------------------------------------------
Other                                                                      13.5%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2)   Weekly Closing Price during the period 9/25/09 through 10/31/09 was
      $15.00.

      N/A The Fund declared its first dividend distribution on November 2, 2009, subsequent to the reporting period.

                                                           Nuveen Investments 11

NUV NMI | Shareholder Meeting Report

The annual meeting of shareholders was held on July 28, 2009, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

                                                             NUV             NMI
-------------------------------------------------------------------------------------
                                                        Common shares   Common shares
=====================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                    161,158,757       6,659,621
   Withhold                                                 5,196,917         202,976
-------------------------------------------------------------------------------------
   Total                                                  166,355,674       6,862,597
=====================================================================================
Jack B. Evans
   For                                                    161,323,450       6,682,223
   Withhold                                                 5,032,224         180,374
-------------------------------------------------------------------------------------
   Total                                                  166,355,674       6,862,597
=====================================================================================
William J. Schneider
   For                                                    161,330,644       6,692,883
   Withhold                                                 5,025,030         169,714
-------------------------------------------------------------------------------------
   Total                                                  166,355,674       6,862,597
=====================================================================================

12 Nuveen Investments

Report of Independent
Registered Public Accounting Firm

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL VALUE FUND 2
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN ENHANCED MUNICIPAL VALUE FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Value Fund 2, Nuveen Municipal Income Fund, Inc. and Nuveen Enhanced Municipal Value Fund (the "Funds") as of October 31, 2009, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Value Fund 2, Nuveen Municipal Income Fund, Inc. and Nuveen Enhanced Municipal Value Fund at October 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
December 28, 2009

                                                           Nuveen Investments 13

NUV | Nuveen Municipal Value Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 0.1%
$         1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,           6/11 at 101.00        A2 (4)   $     1,905,505
                     Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.4%
          3,335   Alaska Housing Finance Corporation, General Housing Purpose       12/14 at 100.00            AA         3,390,228
                     Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured
          3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B,         9/13 at 100.00        AA (4)         3,394,860
                     5.000%, 9/01/23 (Pre-refunded 9/01/13) - FGIC Insured
          1,260   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/10 at 100.00           AAA         1,295,746
                     Settlement Asset-Backed Bonds, Series 2000, 6.200%, 6/01/22
                     (Pre-refunded 6/01/10)
------------------------------------------------------------------------------------------------------------------------------------
          7,595   Total Alaska                                                                                            8,080,834
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 1.4%
         13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,       7/10 at 101.00       N/R (4)        13,720,285
                     Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                     (Pre-refunded 7/01/10)
          1,400   Arizona Health Facilities Authority, Hospital System Revenue       2/12 at 101.00       N/R (4)         1,564,262
                     Bonds, Phoenix Children's Hospital, Series 2002A, 6.250%,
                     2/15/21 (Pre-refunded 2/15/12)
          2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien       7/18 at 100.00           AA-         2,492,275
                     Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38
          2,575   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,       12/17 at 102.00           N/R         2,021,684
                     Government Project Bonds, Series 2007, 7.000%, 12/01/27
          5,600   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A         4,789,960
                     Bonds, Series 2007, 5.000%,12/01/37
          1,000   Scottsdale Industrial Development Authority, Arizona, Hospital     9/13 at 100.00            A3           991,170
                     Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%,
                     9/01/30
------------------------------------------------------------------------------------------------------------------------------------
         26,175   Total Arizona                                                                                          25,579,636
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.2%
          2,000   Cabot School District 4, Lonoke County, Arkansas, General          2/10 at 100.00            A1         2,000,160
                     Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/32 -
                     AMBAC Insured
          2,000   University of Arkansas, Fayetteville, Various Facilities          12/12 at 100.00           Aa3         2,029,580
                     Revenue Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,000   Total Arkansas                                                                                          4,029,740
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 11.9%
                  California Department of Water Resources, Power Supply Revenue
                  Bonds, Series 2002A:
         10,000      5.125%, 5/01/19 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa        11,117,800
         10,000      5.250%, 5/01/20 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa        11,148,600
                  California Health Facilities Financing Authority, Revenue
                  Bonds, Kaiser Permanante System, Series 2006:
          5,000      5.000%, 4/01/37 - BHAC Insured                                  4/16 at 100.00           AAA         5,062,750
          6,000      5.000%, 4/01/37                                                 4/16 at 100.00            A+         5,577,480
          6,830   California Infrastructure Economic Development Bank, Revenue      10/11 at 101.00            A-         6,449,364
                     Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                     10/01/34
          1,500   California Pollution Control Financing Authority, Revenue          6/17 at 100.00            A3         1,425,915
                     Bonds, Pacific Gas and Electric Company, Series 2004C,
                     4.750%, 12/01/23 - FGIC Insured (Alternative Minimum Tax)
         11,570   California Statewide Community Development Authority,              4/10 at 100.50           BBB        11,623,453
                     Certificates of Participation, Internext Group, Series
                     1999, 5.375%, 4/01/17
          3,500   California Statewide Community Development Authority, Revenue      8/19 at 100.00            AA         3,755,395
                     Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                     2/01/38
          3,600   California Statewide Community Development Authority, Revenue      7/18 at 100.00           AA-         3,714,408
                     Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                     7/01/47 - FGIC Insured

14 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
                  California, General Obligation Bonds, Series 2003:
$        14,600      5.250%, 2/01/28                                                 8/13 at 100.00             A   $    14,618,396
         11,250      5.000%, 2/01/33                                                 8/13 at 100.00             A        10,614,488
         16,000   California, Various Purpose General Obligation Bonds, Series       6/17 at 100.00             A        14,977,920
                     2007, 5.000%, 6/01/37
          5,000   Coast Community College District, Orange County, California,       8/18 at 100.00           AAA         4,087,550
                     General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 -
                     FSA Insured
         30,000   Foothill/Eastern Transportation Corridor Agency, California,         No Opt. Call           AAA        18,285,300
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)
         21,150   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA        23,470,365
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) - AMBAC
                     Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1:
          7,090      5.000%, 6/01/33                                                 6/17 at 100.00           BBB         5,410,237
          1,500      5.125%, 6/01/47                                                 6/17 at 100.00           BBB           996,585
          3,540   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         4,142,473
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.750%, 6/01/39 (Pre-refunded 6/01/13)
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
          5,000      5.000%, 6/01/38 - FGIC Insured                                  6/15 at 100.00            A-         4,419,300
         10,000      5.000%, 6/01/45                                                 6/15 at 100.00            A-         8,614,100
          9,000   Los Angeles Department of Water and Power, California,             7/11 at 100.00            AA         9,048,690
                     Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
                     7/01/41
          4,000   Los Angeles Regional Airports Improvement Corporation,            12/12 at 102.00            B-         3,829,520
                     California, Sublease Revenue Bonds, Los
                     Angeles International Airport, American Airlines Inc.
                     Terminal 4 Project, Series 2002C, 7.500%, 12/01/24
                     (Alternative Minimum Tax)
                  Merced Union High School District, Merced County, California,
                  General Obligation Bonds, Series 1999A:
          2,500      0.000%, 8/01/23 - FGIC Insured                                    No Opt. Call            A+         1,165,450
          2,555      0.000%, 8/01/24 - FGIC Insured                                    No Opt. Call            A+         1,114,108
          2,365   Montebello Unified School District, Los Angeles County,              No Opt. Call            A+           845,322
                     California, General Obligation Bonds, Series 2004, 0.000%,
                     8/01/27 - FGIC Insured
          3,550   M-S-R Energy Authority, California, Gas Revenue Bonds,               No Opt. Call             A         3,790,442
                     Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39
          8,000   Rancho Mirage Joint Powers Financing Authority, California,        7/14 at 100.00        A3 (4)         9,346,720
                     Revenue Bonds, Eisenhower Medical Center, Series 2004,
                     5.625%, 7/01/34 (Pre-refunded 7/01/14)
         15,405   Riverside Public Financing Authority, California, University       8/17 at 100.00             A        13,005,363
                     Corridor Tax Allocation Bonds, Series 2007C, 5.000%,
                     8/01/37 - NPFG Insured
                  San Bruno Park School District, San Mateo County, California,
                  General Obligation Bonds, Series 2000B:
          2,575      0.000%, 8/01/24 - FGIC Insured                                    No Opt. Call            A+         1,122,829
          2,660      0.000%, 8/01/25 - FGIC Insured                                    No Opt. Call            A+         1,084,083
         14,605   San Joaquin Hills Transportation Corridor Agency, Orange             No Opt. Call             A         2,275,459
                     County, California, Toll Road Revenue Refunding Bonds,
                     Series 1997A, 0.000%, 1/15/35 - NPFG Insured
          5,000   San Jose, California, Airport Revenue Bonds, Series 2007A,         3/17 at 100.00             A         5,120,950
                     6.000%, 3/01/47 - AMBAC Insured (Alternative Minimum Tax)
          1,024   Yuba County Water Agency, California, Yuba River Development       3/10 at 100.00          Baa3           996,547
                     Revenue Bonds, Pacific Gas and Electric Company, Series
                     1966A, 4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------------
        256,369   Total California                                                                                      222,257,362
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 15

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 4.1%
$         5,000   Arkansas River Power Authority, Colorado, Power Revenue Bonds,    10/16 at 100.00           BBB   $     4,479,050
                     Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
          1,800   Colorado Educational and Cultural Facilities Authority,            8/11 at 100.00           AAA         2,018,286
                     Charter School Revenue Bonds, Peak-to-Peak Charter School,
                     Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)
          5,000   Colorado Health Facilities Authority, Colorado, Revenue Bonds,     9/16 at 100.00            AA         4,326,000
                     Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38
          2,100   Colorado Health Facilities Authority, Revenue Bonds, Catholic      3/12 at 100.00        AA (4)         2,258,088
                     Health Initiatives, Series 2002A, 5.500%, 3/01/32 (ETM)
            750   Colorado Health Facilities Authority, Revenue Bonds, Longmont     12/16 at 100.00          Baa2           672,728
                     United Hospital, Series 2006B, 5.000%, 12/01/23 - RAAI
                     Insured
          1,700   Colorado Health Facilities Authority, Revenue Bonds, Poudre        9/18 at 102.00           AAA         1,702,941
                     Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                     Insured
            500   Colorado Health Facilities Authority, Revenue Bonds, Vail          1/12 at 100.00          BBB+           503,240
                     Valley Medical Center, Series 2001, 5.750%, 1/15/22
         18,915   Denver, Colorado, Airport System Revenue Refunding Bonds,         11/13 at 100.00            A+        18,500,383
                     Series 2003B, 5.000%, 11/15/33 - SYNCORA GTY Insured
          5,000   E-470 Public Highway Authority, Colorado, Senior Revenue           9/10 at 102.00           AAA         5,323,050
                     Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded
                     9/01/10) - NPFG Insured
                  E-470 Public Highway Authority, Colorado, Senior Revenue
                  Bonds, Series 2000B:
         24,200      0.000%, 9/01/31 - NPFG Insured                                    No Opt. Call             A         5,513,486
         16,500      0.000%, 9/01/32 - NPFG Insured                                    No Opt. Call             A         3,497,505
         39,700   E-470 Public Highway Authority, Colorado, Senior Revenue            9/10 at 31.42           Aaa        12,396,325
                     Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                     9/01/10) - NPFG Insured
          6,600   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call             A           812,856
                     Refunding Series 2006B, 0.000%, 9/01/39 - NPFG Insured
         10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        No Opt. Call             A         1,647,000
                     Series 2004B, 0.000%, 3/01/36 - NPFG Insured
          5,000   Ebert Metropolitan District, Colorado, Limited Tax General        12/17 at 100.00          BBB-         4,498,650
                     Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI
                     Insured
          1,450   Northwest Parkway Public Highway Authority, Colorado, Revenue      6/11 at 102.00       N/R (4)         1,586,228
                     Bonds, Senior Series 2001A, 5.500%, 6/15/19 (Pre-refunded
                     6/15/11) - AMBAC Insured
          7,000   Northwest Parkway Public Highway Authority, Colorado, Revenue      6/16 at 100.00       N/R (4)         7,379,190
                     Bonds, Senior Series 2001C, 0.000%, 6/15/21 (Pre-refunded
                     6/15/16) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        151,215   Total Colorado                                                                                         77,115,006
------------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 0.3%
          8,670   Mashantucket Western Pequot Tribe, Connecticut, Subordinate       11/17 at 100.00           N/R         4,633,855
                     Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.5%
         10,000   Washington Convention Center Authority, District of Columbia,     10/16 at 100.00             A         9,255,200
                     Senior Lien Dedicated Tax Revenue Bonds, Series 2007A,
                     4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 4.1%
          4,000   Escambia County Health Facilities Authority, Florida, Revenue     11/12 at 101.00           Aa1         4,145,280
                     Bonds, Ascension Health Credit Group, Series 2002C, 5.750%,
                     11/15/32
         10,000   Florida State Board of Education, Public Education Capital         6/15 at 101.00           AAA         9,760,500
                     Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)
          1,750   Hillsborough County Industrial Development Authority, Florida,    10/16 at 100.00            A3         1,615,478
                     Hospital Revenue Bonds, Tampa General Hospital, Series
                     2006, 5.250%, 10/01/41
         10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue      10/11 at 100.00           AA-        10,786,851
                     Bonds, Series 2001, 5.000%, 10/01/30 - AMBAC Insured

16 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA (continued)
$         3,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,       4/15 at 100.00           AAA   $     3,027,360
                     5.000%, 10/01/41 - FSA Insured
          4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A,         10/10 at 101.00           AAA         4,942,220
                     6.000%, 10/01/32 - FSA Insured (Alternative Minimum Tax)
          5,000   Marion County Hospital District, Florida, Revenue Bonds, Munroe   10/17 at 100.00            A3         4,277,100
                     Regional Medical Center, Series 2007, 5.000%, 10/01/34
          4,895   Orange County Health Facilities Authority, Florida, Hospital       4/10 at 101.00             A         4,946,544
                     Revenue Bonds, Orlando Regional Healthcare System, Series
                     1999E, 6.000%, 10/01/26
          8,250   Orange County School Board, Florida, Certificates of               8/12 at 100.00           AA-         8,310,473
                     Participation, Series 2002A, 5.000%, 8/01/27 - NPFG Insured
          9,250   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,       7/17 at 100.00             A         7,968,320
                     Southwest Annexation District 1B, Series 2007, 5.000%,
                     7/01/40 - NPFG Insured
          2,500   Seminole Tribe of Florida, Special Obligation Bonds, Series       10/17 at 100.00           BBB         2,260,100
                     2007A, 5.250%, 10/01/27, 144A
         14,730   South Miami Health Facilities Authority, Florida, Revenue          8/17 at 100.00           AA-        13,827,788
                     Bonds, Baptist Health Systems of South Florida, 5.000%,
                     8/15/42 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         78,945   Total Florida                                                                                          75,868,014
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 1.0%
         10,240   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series       5/11 at 100.00             A         9,350,246
                     1999A, 5.000%, 11/01/38 - FGIC Insured
          2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series       5/12 at 100.00             A         2,337,675
                     2001A, 5.000%, 11/01/33 - NPFG Insured
          4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series        10/14 at 100.00           AAA         4,130,040
                     2004, 5.250%, 10/01/39 - FSA Insured
          2,250   Royston Hospital Authority, Georgia, Revenue Anticipation          1/10 at 102.00           N/R         2,011,208
                     Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                     6.500%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
         18,990   Total Georgia                                                                                          17,829,169
------------------------------------------------------------------------------------------------------------------------------------
                  HAWAII - 0.7%
         12,325   Honolulu City and County, Hawaii, General Obligation Bonds,        3/13 at 100.00            AA        12,966,270
                     Series 2003A, 5.250%, 3/01/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 12.9%
          2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,          1/10 at 100.00            A+         2,066,304
                     6.375%, 1/01/20
         17,205   Chicago Board of Education, Illinois, Unlimited Tax General          No Opt. Call           AA-         7,908,622
                     Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                     0.000%, 12/01/24 - FGIC Insured
            775   Chicago Greater Metropolitan Sanitary District, Illinois,            No Opt. Call           Aaa           807,480
                     General Obligation Capital Improvement Bonds, Series 1991,
                     7.000%, 1/01/11 (ETM)
          5,000   Chicago Housing Authority, Illinois, Revenue Bonds, Capital        7/12 at 100.00           Aaa         5,582,450
                     Fund Program, Series 2001, 5.375%, 7/01/18 (Pre-refunded
                     7/01/12)
            285   Chicago, Illinois, General Obligation Bonds, Series 2002A,         7/12 at 100.00           AA-           291,233
                     5.625%, 1/01/39 - AMBAC Insured
          9,715   Chicago, Illinois, General Obligation Bonds, Series 2002A,         7/12 at 100.00       AA- (4)        10,910,625
                     5.625%, 1/01/39 (Pre-refunded 7/01/12) - AMBAC Insured
          2,575   Chicago, Illinois, Second Lien Passenger Facility Charge           1/11 at 101.00            A1         2,457,451
                     Revenue Bonds, O'Hare International Airport, Series 2001C,
                     5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)
          3,020   Cook County High School District 209, Proviso Township,           12/16 at 100.00           AAA         3,291,528
                     Illinois, General Obligation Bonds, Series 2004, 5.000%,
                     12/01/19 - FSA Insured
            385   DuPage County Community School District 200, Wheaton, Illinois,   11/13 at 100.00           Aa3           422,472
                     General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 -
                     FSA Insured
          1,615   DuPage County Community School District 200, Wheaton, Illinois,   11/13 at 100.00       Aa3 (4)         1,836,481
                     General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                     (Pre-refunded 11/01/13) - FSA Insured

                                                           Nuveen Investments 17

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)
$         5,000   Illinois Development Finance Authority, Gas Supply Revenue        11/13 at 101.00            A2   $     4,937,300
                     Bonds, Peoples Gas, Light and Coke Company, Series 2003E,
                     4.875%, 11/01/38 (Mandatory put 11/01/18) - AMBAC Insured
                     (Alternative Minimum Tax)
         28,030   Illinois Development Finance Authority, Local Government             No Opt. Call           Aa3        19,129,914
                     Program Revenue Bonds, Kane, Cook and DuPage Counties
                     School District U46 - Elgin, Series 2002, 0.000%,
                     1/01/19 - FSA Insured
          1,800   Illinois Development Finance Authority, Local Government             No Opt. Call           Aa3         1,214,370
                     Program Revenue Bonds, Winnebago and Boone Counties School
                     District 205 - Rockford, Series 2000, 0.000%, 2/01/19 -
                     FSA Insured
          3,180   Illinois Development Finance Authority, Revenue Bonds,            12/12 at 100.00       N/R (4)         3,636,712
                     Chicago Charter School Foundation, Series 2002A, 6.250%,
                     12/01/32 (Pre-refunded 12/01/12)
          1,450   Illinois Development Finance Authority, Revenue Bonds,             9/11 at 100.00          BBB+         1,345,238
                     Illinois Wesleyan University, Series 2001, 5.125%,
                     9/01/35 - AMBAC Insured
          6,550   Illinois Development Finance Authority, Revenue Bonds,             9/11 at 100.00      BBB+ (4)         7,027,037
                     Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35
                     (Pre-refunded 9/01/11) - AMBAC Insured
          5,245   Illinois Finance Authority, Revenue Bonds, Loyola University       7/17 at 100.00           Aa1         5,387,716
                     of Chicago, Tender Option Bond Trust 1137, 9.072%, 7/01/46
                     (IF)
          5,000   Illinois Finance Authority, Revenue Bonds, Northwestern            8/14 at 100.00       N/R (4)         5,791,450
                     Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                     (Pre-refunded 8/15/14)
          4,800   Illinois Finance Authority, Revenue Bonds, Provena Health,         8/19 at 100.00          BBB+         5,399,424
                     Series 2009A, 7.750%, 8/15/34
          3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health          8/17 at 100.00          Baa1         3,637,602
                     Systems, Series 2007A, 5.500%, 8/01/37
         15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/10 at 101.00           Aaa        15,637,950
                     Medical Center, Series 2000, 6.500%, 5/15/30 (Pre-refunded
                     5/15/10)
         15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward        2/11 at 101.00           AAA        16,011,450
                     Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34
                     (Pre-refunded 2/15/11) - FSA Insured
          8,145   Illinois Health Facilities Authority, Revenue Bonds, Sherman       2/10 at 100.00          Baa1         7,688,310
                     Health Systems, Series 1997, 5.250%, 8/01/22 - AMBAC
                     Insured
          4,350   Illinois Health Facilities Authority, Revenue Bonds, South           No Opt. Call         A (4)         5,209,517
                     Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)
          5,000   Illinois Sports Facility Authority, State Tax Supported            6/15 at 101.00             A         4,887,850
                     Bonds, Series 2001, 0.000%, 6/15/30 - AMBAC Insured
          5,000   Lombard Public Facilities Corporation, Illinois, First Tier        1/16 at 100.00            B+         3,263,300
                     Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                     5.500%, 1/01/36 - ACA Insured
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Bonds, McCormick Place Expansion Project, Series 1992A:
         18,955      0.000%, 6/15/17 - FGIC Insured                                    No Opt. Call             A        13,837,340
         12,830      0.000%, 6/15/18 - FGIC Insured                                    No Opt. Call             A         8,829,349
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Bonds, McCormick Place Expansion Project, Series 1994B:
          7,250      0.000%, 6/15/18 - NPFG Insured                                    No Opt. Call           AAA         4,989,305
          3,385      0.000%, 6/15/21 - NPFG Insured                                    No Opt. Call           AAA         1,922,308
          5,190      0.000%, 6/15/28 - NPFG Insured                                    No Opt. Call           AAA         1,909,920
         11,610      0.000%, 6/15/29 - FGIC Insured                                    No Opt. Call           AAA         4,003,128
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Bonds, McCormick Place Expansion Project, Series 2002A:
         10,000      0.000%, 6/15/24 - NPFG Insured                                  6/22 at 101.00           AAA         7,661,300
         21,375      0.000%, 6/15/34 - NPFG Insured                                    No Opt. Call           AAA         5,381,798
         21,000      0.000%, 12/15/35 - NPFG Insured                                   No Opt. Call           AAA         4,861,290
         21,070      0.000%, 6/15/36 - NPFG Insured                                    No Opt. Call           AAA         4,730,636
         25,825      0.000%, 6/15/39 - NPFG Insured                                    No Opt. Call           AAA         4,871,628
          8,460      5.250%, 6/15/42 - NPFG Insured                                  6/12 at 101.00           AAA         8,531,572

18 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS (continued)
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A:
$        16,700      0.000%, 12/15/21 - NPFG Insured                                   No Opt. Call             A   $     9,223,076
          1,650      5.250%, 6/15/27 - AMBAC Insured                                12/09 at 100.00            A2         1,650,710
                  Metropolitan Pier and Exposition Authority, Illinois, Revenue
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  2002B:
          3,775      0.000%, 6/15/20 - NPFG Insured                                  6/17 at 101.00           AAA         3,653,898
          5,715      0.000%, 6/15/21 - NPFG Insured                                  6/17 at 101.00           AAA         5,504,231
          1,000   Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood     3/17 at 100.00           AAA           952,270
                     Grove Special Service Area 4, Series 2007, 4.700%,
                     3/01/33 - AGC Insured
          1,285   Tri-City Regional Port District, Illinois, Port and Terminal         No Opt. Call           N/R           953,046
                     Facilities Revenue Refunding Bonds, Delivery Network
                     Project, Series 2003A, 4.900%, 7/01/14 (Alternative Minimum
                     Tax)
          1,575   Will County Community School District 161, Summit Hill,              No Opt. Call           N/R         1,052,951
                     Illinois, Capital Appreciation School Bonds, Series 1999,
                     0.000%, 1/01/18 - FGIC Insured
            720   Will County Community School District 161, Summit Hill,              No Opt. Call       N/R (4)           539,244
                     Illinois, Capital Appreciation School Bonds, Series 1999,
                     0.000%, 1/01/18 - FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        359,530   Total Illinois                                                                                        240,838,786
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 1.7%
            300   Anderson, Indiana, Economic Development Revenue Bonds,             4/14 at 100.00           N/R           272,058
                     Anderson University, Series 2007, 5.000%, 10/01/24
         10,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series      2/13 at 101.00           AAA        10,863,300
                     2001A, 5.375%, 2/01/19
          3,000   Indiana Health Facility Financing Authority, Hospital Revenue      3/14 at 100.00            A+         2,941,890
                     Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%,
                     3/01/34 - AMBAC Insured
          4,450   Indiana Municipal Power Agency, Power Supply Revenue Bonds,        1/17 at 100.00            A+         4,421,476
                     Series 2007A, 5.000%, 1/01/42 - NPFG Insured
                  Indianapolis Local Public Improvement Bond Bank, Indiana,
                  Series 1999E:
         12,500      0.000%, 2/01/21 - AMBAC Insured                                   No Opt. Call            AA         7,638,625
         14,595      0.000%, 2/01/27 - AMBAC Insured                                   No Opt. Call            AA         6,331,165
------------------------------------------------------------------------------------------------------------------------------------
         44,845   Total Indiana                                                                                          32,468,514
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.2%
          6,990   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,      7/16 at 100.00           AAA         6,558,088
                     Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)
          3,500   Iowa Higher Education Loan Authority, Private College Facility    10/12 at 100.00       N/R (4)         3,936,380
                     Revenue Bonds, Wartburg College, Series 2002, 5.500%,
                     10/01/33 (Pre-refunded 10/01/12) - ACA Insured
          7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00           BBB         5,146,890
                     Revenue Bonds, Series 2005C, 5.625%, 6/01/46
          6,160   Iowa Tobacco Settlement Authority, Tobacco Settlement              6/11 at 101.00           AAA         6,641,712
                     Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35
                     (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
         23,650   Total Iowa                                                                                             22,283,070
------------------------------------------------------------------------------------------------------------------------------------
                  KANSAS - 0.6%
         10,000   Kansas Department of Transportation, Highway Revenue Bonds,        3/14 at 100.00           AAA        10,892,100
                     Series 2004A, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 0.1%
          1,085   Greater Kentucky Housing Assistance Corporation, FHA-Insured       1/10 at 100.00             A         1,086,128
                     Section 8 Mortgage Revenue Refunding Bonds, Series 1997A,
                     6.100%, 1/01/24 - NPFG Insured
          1,000   Kentucky Economic Development Finance Authority, Louisville        6/18 at 100.00           AAA         1,062,610
                     Arena Project Revenue Bonds, Louisville Arena Authority,
                     Inc., Series 2008A-1, 6.000%, 12/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,085   Total Kentucky                                                                                          2,148,738
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 19

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 2.6%
$         1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds,       3/10 at 100.00            B2   $       982,320
                     Georgia Pacific Corporation Project, Series 1998, 5.350%,
                     9/01/11 (Alternative Minimum Tax)
         12,000   Louisiana Local Government Environmental Facilities &             11/17 at 100.00            BB        11,579,880
                     Community Development Authority, Revenue Bonds, Westlake
                     Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
          5,150   Louisiana Public Facilities Authority, Hospital Revenue            8/15 at 100.00            A+         5,075,531
                     Bonds, Franciscan Missionaries of Our Lady Health System,
                     Series 2005A, 5.250%, 8/15/32
          6,540   Louisiana Public Facilities Authority, Hospital Revenue           11/09 at 100.00           AAA         7,204,660
                     Refunding Bonds, Southern Baptist Hospital, Series 1986,
                     8.000%, 5/15/12 (ETM)
         27,105   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB        24,531,378
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
------------------------------------------------------------------------------------------------------------------------------------
         51,795   Total Louisiana                                                                                        49,373,769
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 0.4%
          3,500   Maryland Energy Financing Administration, Revenue Bonds, AES       3/10 at 100.00           N/R         3,500,910
                     Warrior Run Project, Series 1995, 7.400%, 9/01/19
                     (Alternative Minimum Tax)
          4,600   Maryland Health and Higher Educational Facilities Authority,       8/14 at 100.00            A2         4,684,778
                     Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
          8,100   Total Maryland                                                                                          8,185,688
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 4.7%
         10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax       7/12 at 100.00           AAA        11,057,900
                     Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32
                     (Pre-refunded 7/01/12)
          1,720   Massachusetts Development Finance Agency, Resource Recovery       12/09 at 101.00           BBB         1,636,976
                     Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                     5.100%, 12/01/12 (Alternative Minimum Tax)
          4,340   Massachusetts Health and Educational Facilities Authority,        11/11 at 101.00          BBB-         3,642,215
                     Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                     5.250%, 11/15/31 - RAAI Insured
            500   Massachusetts Health and Educational Facilities Authority,         7/18 at 100.00            A3           454,360
                     Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                     7/01/38
          2,000   Massachusetts Health and Educational Facilities Authority,         7/14 at 100.00            BB         1,704,480
                     Revenue Bonds, Northern Berkshire Community Services Inc.,
                     Series 2004A, 6.375%, 7/01/34
                  Massachusetts Health and Educational Facilities Authority,
                  Revenue Bonds, Northern Berkshire Community Services Inc.,
                  Series 2004B:
          1,340      6.250%, 7/01/24                                                 7/14 at 100.00            BB         1,188,526
          1,000      6.375%, 7/01/34                                                 7/14 at 100.00            BB           847,420
         12,855   Massachusetts Housing Finance Agency, Housing Bonds, Series       12/18 at 100.00           AA-        12,908,477
                     2009F, 5.700%, 6/01/40
                  Massachusetts Turnpike Authority, Metropolitan Highway System
                  Revenue Bonds, Senior Series 1997A:
         10,195      5.000%, 1/01/27 - NPFG Insured                                  1/10 at 100.00             A        10,147,797
         22,440      5.000%, 1/01/37 - NPFG Insured                                  1/10 at 100.00             A        21,166,979
          8,000   Massachusetts Turnpike Authority, Metropolitan Highway System      1/10 at 100.00            AA         7,799,040
                     Revenue Bonds, Subordinate Series 1997B, 5.125%, 1/01/37 -
                     NPFG Insured
         10,260   Massachusetts Turnpike Authority, Metropolitan Highway System      1/10 at 100.00            AA         9,717,451
                     Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                     AMBAC Insured
          1,750   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/10 at 101.00           AAA         1,834,280
                     Program Bonds, Series 2000-6, 5.500%, 8/01/30
                     (Pre-refunded 8/01/10)
          4,250   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/10 at 101.00           AAA         4,376,310
                     Program Bonds, Series 2000-6, 5.500%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
         90,650   Total Massachusetts                                                                                    88,482,211
------------------------------------------------------------------------------------------------------------------------------------

20 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 3.8%
$        12,440   Detroit Local Development Finance Authority, Michigan, Tax        11/09 at 101.00            B-   $     4,960,077
                     Increment Bonds, Series 1998A, 5.500%, 5/01/21
          5,000   Detroit Water Supply System, Michigan, Water Supply System         7/16 at 100.00           AAA         4,701,900
                     Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured
          8,000   Detroit, Michigan, Second Lien Sewerage Disposal System            7/15 at 100.00             A         7,339,680
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG Insured
          5,240   Michigan Municipal Bond Authority, Clean Water Revolving Fund     10/12 at 100.00           AAA         5,581,753
                     Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/19
                  Michigan Municipal Bond Authority, Public School Academy
                  Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                  School, Series 2001A:
            900      7.500%, 10/01/12                                               10/11 at 100.00           Ba1           910,278
          5,000      7.900%, 10/01/21                                                4/10 at 102.00           Ba1         4,857,250
          3,500      8.000%, 10/01/31                                                4/10 at 102.00           Ba1         3,293,990
         22,235   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00           BB-        17,159,861
                     Bonds, Detroit Medical Center Obligated Group, Series
                     1998A, 5.250%, 8/15/28
                  Michigan State Hospital Finance Authority, Revenue Refunding
                  Bonds, Detroit Medical Center Obligated Group, Series 1993A:
          1,100      6.250%, 8/15/13                                                 2/10 at 100.00           BB-         1,099,956
         12,925      6.500%, 8/15/18                                                 2/10 at 100.00           BB-        12,636,514
          7,200   Michigan Strategic Fund, Limited Obligation Resource Recovery     12/12 at 100.00          Baa1         7,076,520
                     Revenue Refunding Bonds, Detroit Edison Company, Series
                     2002D, 5.250%, 12/15/32 - SYNCORA GTY Insured
          1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital           9/18 at 100.00            A1         1,339,923
                     Revenue Bonds, William Beaumont Hospital, Refunding Series
                     2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
         84,690   Total Michigan                                                                                         70,957,702
------------------------------------------------------------------------------------------------------------------------------------
                  MINNESOTA - 0.6%
          1,750   Breckenridge, Minnesota, Revenue Bonds, Catholic Health            5/14 at 100.00            AA         1,768,953
                     Initiatives, Series 2004A, 5.000%, 5/01/30
          6,375   Minneapolis Health Care System, Minnesota, Revenue Bonds,         11/18 at 100.00             A         7,195,208
                     Fairview Hospital and Healthcare Services, Series 2008A,
                     6.625%, 11/15/28
            355   Minnesota Housing Finance Agency, Rental Housing Bonds, Series     2/10 at 100.00           AA+           356,491
                     1995D, 5.900%, 8/01/15 - NPFG Insured
          2,000   Saint Paul Housing and Redevelopment Authority, Minnesota,        11/16 at 100.00          Baa1         1,802,000
                     Health Care Facilities Revenue Bonds, HealthPartners
                     Obligated Group, Series 2006, 5.250%, 5/15/36
------------------------------------------------------------------------------------------------------------------------------------
         10,480   Total Minnesota                                                                                        11,122,652
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 2.9%
         40,000   Missouri Health and Educational Facilities Authority, Revenue      5/13 at 100.00           Aa2        40,384,400
                     Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32 (UB)
          6,000   Missouri-Illinois Metropolitan District Bi-State Development      10/13 at 100.00           AAA         6,027,300
                     Agency, Mass Transit Sales Tax Appropriation Bonds,
                     Metrolink Cross County Extension Project, Series 2002B,
                     5.000%, 10/01/32 - FSA Insured
          4,000   Sugar Creek, Missouri, Industrial Development Revenue Bonds,       6/13 at 101.00          BBB-         3,233,880
                     Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                     (Alternative Minimum Tax)
                  West Plains Industrial Development Authority, Missouri,
                  Hospital Facilities Revenue Bonds, Ozark Medical Center,
                  Series 1997:
          1,105      5.500%, 11/15/12                                               11/09 at 100.00            B+         1,105,155
          1,000      5.600%, 11/15/17                                               11/09 at 100.00            B+           937,500
          3,075   West Plains Industrial Development Authority, Missouri,           11/09 at 101.00            B+         2,882,075
                     Hospital Facilities Revenue Bonds, Ozark Medical Center,
                     Series 1999, 6.750%, 11/15/24
------------------------------------------------------------------------------------------------------------------------------------
         55,180   Total Missouri                                                                                         54,570,310
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 21

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 0.2%
$         3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue        3/13 at 101.00            A-   $     3,498,113
                     Refunding Bonds, Puget Sound Energy, Series 2003A, 5.000%,
                     3/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 0.3%
          5,000   Omaha Public Power District, Nebraska, Electric System Revenue     2/18 at 100.00           Aa1         5,312,800
                     Bonds, Series 2008A, 5.500%, 2/01/39
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 0.7%
          2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe          9/13 at 100.00           BBB         2,240,050
                     Hospital, Series 2003A, 5.125%, 9/01/29 - RAAI Insured
                  Director of Nevada State Department of Business and Industry,
                  Revenue Bonds, Las Vegas Monorail Project, First Tier,
                  Series 2000:
         15,095      0.000%, 1/01/24 - AMBAC Insured                                   No Opt. Call          Caa2         1,234,167
         11,000      0.000%, 1/01/25 - AMBAC Insured                                   No Opt. Call          Caa2           867,790
          4,000      5.625%, 1/01/32 - AMBAC Insured                                 1/10 at 102.00          Caa2           820,040
         22,010      5.375%, 1/01/40 - AMBAC Insured                                 1/10 at 100.00          Caa2         4,512,270
          2,500   Reno, Neveda, Health Facility Revenue Bonds, Catholic              7/17 at 100.00           AAA         2,688,850
                     Healthcare West, Trust 2634, 18.374%, 7/01/31 - BHAC
                     Insured (IF)
          1,500   Sparks Tourism Improvement District 1, Legends at Sparks           6/18 at 100.00           Ba2         1,455,075
                     Marina, Nevada, Senior Sales Tax Revenue Bonds Series
                     2008A, 6.750%, 6/15/28
------------------------------------------------------------------------------------------------------------------------------------
         58,605   Total Nevada                                                                                           13,818,242
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 5.7%
         23,625   New Jersey Economic Development Authority, Special Facilities      3/10 at 101.00             B        20,314,193
                     Revenue Bonds, Continental Airlines Inc., Series 1999,
                     6.250%, 9/15/29 (Alternative Minimum Tax)
          9,000   New Jersey Economic Development Authority, Special Facilities     11/10 at 101.00             B         8,410,140
                     Revenue Bonds, Continental Airlines Inc., Series 2000,
                     7.000%, 11/15/30 (Alternative Minimum Tax)
          4,740   New Jersey Health Care Facilities Financing Authority, Revenue      1/17 at 41.49           BB+           640,564
                     Bonds, Saint Barnabas Health Care System, Series 2006A,
                     0.000%, 7/01/34
         11,200   New Jersey Health Care Facilities Financing Authority, Revenue     7/10 at 101.00      BBB- (4)        11,833,696
                     Bonds, Trinitas Hospital Obligated Group, Series 2000,
                     7.500%, 7/01/30 (Pre-refunded 7/01/10)
          7,500   New Jersey Transportation Trust Fund Authority, Transportation     6/13 at 100.00           AAA         8,577,300
                     System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded
                     6/15/13)
                  New Jersey Transportation Trust Fund Authority, Transportation
                  System Bonds, Series 2006C:
         30,000      0.000%, 12/15/31 - FGIC Insured                                   No Opt. Call           AA-         7,654,200
         27,000      0.000%, 12/15/32 - FSA Insured                                    No Opt. Call           AAA         7,121,520
            310   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,          No Opt. Call            A+           367,226
                     6.500%, 1/01/16 - NPFG Insured
                  New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            105      6.500%, 1/01/16 - NPFG Insured (ETM)                              No Opt. Call        A+ (4)           129,241
          1,490      6.500%, 1/01/16 - NPFG Insured (ETM)                              No Opt. Call        A+ (4)         1,734,032
         27,185   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/12 at 100.00           AAA        30,686,423
                     Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42
                     (Pre-refunded 6/01/12)
          7,165   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/13 at 100.00           AAA         8,352,885
                     Settlement Asset-Backed Bonds, Series 2003, 6.250%, 6/01/43
                     (Pre-refunded 6/01/13)
------------------------------------------------------------------------------------------------------------------------------------
        149,320   Total New Jersey                                                                                      105,821,420
------------------------------------------------------------------------------------------------------------------------------------
                  NEW MEXICO - 0.6%
          1,500   University of New Mexico, Revenue Refunding Bonds, Series            No Opt. Call            AA         1,739,040
                     1992A, 6.000%, 6/01/21
          9,600   University of New Mexico, Subordinate Lien Revenue Refunding       6/12 at 100.00            AA         9,662,016
                     and Improvement Bonds, Series 2002A, 5.000%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
         11,100   Total New Mexico                                                                                       11,401,056
------------------------------------------------------------------------------------------------------------------------------------

22 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 7.9%
$         8,500   Dormitory Authority of the State of New York, FHA-Insured          2/14 at 100.00           AAA   $     8,774,125
                     Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                     5.050%, 2/15/25
          5,200   Dormitory Authority of the State of New York, New York City,       5/10 at 101.00       AA- (4)         5,411,744
                     Lease Revenue Bonds, Court Facilities, Series 1999, 6.000%,
                     5/15/39 (Pre-refunded 5/15/10)
          2,500   Dormitory Authority of the State of New York, Revenue Bonds,       1/10 at 100.00            A2         2,501,250
                     Mount Sinai NYU Health Obligated Group, Series 2000A,
                     5.500%, 7/01/26
          2,625   Dormitory Authority of the State of New York, Revenue Bonds,       1/10 at 100.00            A2         2,626,313
                     Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26
         15,500   Long Island Power Authority, New York, Electric System General     9/11 at 100.00           AAA        16,840,750
                     Revenue Bonds, Series 2001A, 5.375%, 9/01/25 (Pre-refunded
                     9/01/11)
          2,000   Long Island Power Authority, New York, Electric System General     6/16 at 100.00            A-         2,023,400
                     Revenue Bonds, Series 2006B, 5.000%, 12/01/35
          1,510   New York City Industrial Development Agency, New York, Civic      12/16 at 100.00           BB+         1,106,860
                     Facility Revenue Bonds, Vaughn College of Aeronautics,
                     Series 2006B, 5.000%, 12/01/31
         10,000   New York City Industrial Development Agency, New York, Special     8/12 at 101.00            B-        10,180,600
                     Facilities Revenue Bonds, JFK Airport - American Airlines
                     Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum
                     Tax)
          5,500   New York City Municipal Water Finance Authority, New York,        12/14 at 100.00           AAA         5,599,165
                     Water and Sewerage System Revenue Bonds, Series 2004B,
                     5.000%, 6/15/36 - FSA Insured (UB)
              5   New York City, New York, General Obligation Bonds, Fiscal          2/10 at 100.00            AA             5,022
                     Series 1997E, 6.000%, 8/01/16
          3,880   New York City, New York, General Obligation Bonds, Fiscal          2/10 at 100.00            AA         3,895,016
                     Series 1998D, 5.500%, 8/01/10
                  New York City, New York, General Obligation Bonds, Fiscal
                  Series 2003J:
          1,450      5.500%, 6/01/21                                                 6/13 at 100.00           AAA         1,520,601
            385      5.500%, 6/01/22                                                 6/13 at 100.00           AAA           402,398
                  New York City, New York, General Obligation Bonds, Fiscal
                  Series 2004C:
          8,000      5.250%, 8/15/24                                                 8/14 at 100.00            AA         8,346,560
          6,000      5.250%, 8/15/25                                                 8/14 at 100.00            AA         6,249,360
         10,000   New York Dorm Authority, FHA Insured Mortgage Hospital Revenue     8/16 at 100.00           BB+         9,247,300
                     Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35
                  New York State Tobacco Settlement Financing Corporation,
                  Tobacco Settlement Asset-Backed and State Contingency
                  Contract-Backed Bonds, Series 2003A-1:
         10,000      5.500%, 6/01/17                                                 6/11 at 100.00           AA-        10,332,600
         11,190      5.500%, 6/01/18                                                 6/12 at 100.00           AA-        11,731,596
         28,810      5.500%, 6/01/19                                                 6/13 at 100.00           AA-        30,578,356
          2,500   Port Authority of New York and New Jersey, Special Project           No Opt. Call             A         2,564,725
                     Bonds, JFK International Air Terminal LLC, Sixth Series
                     1997, 6.250%, 12/01/10 - NPFG Insured (Alternative Minimum
                     Tax)
          8,500   Power Authority of the State of New York, General Revenue         11/10 at 100.00           Aa2         8,553,890
                     Bonds, Series 2000A, 5.250%, 11/15/40
------------------------------------------------------------------------------------------------------------------------------------
        144,055   Total New York                                                                                        148,491,631
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 1.1%
          1,500   Charlotte, North Carolina, Certificates of Participation,          6/13 at 100.00           AA+         1,518,090
                     Governmental Facilities Projects, Series 2003G, 5.000%,
                     6/01/33
          2,500   North Carolina Eastern Municipal Power Agency, Power System        1/13 at 100.00            A-         2,523,450
                     Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26
          1,500   North Carolina Infrastructure Finance Corporation,                 2/14 at 100.00           AA+         1,586,535
                     Certificates of Participation, Correctional Facilities,
                     Series 2004A, 5.000%, 2/01/20
          2,000   North Carolina Medical Care Commission, Health System Revenue     10/17 at 100.00            AA         1,893,160
                     Bonds, Mission St. Joseph's Health System, Series 2007,
                     4.500%, 10/01/31
         10,000   North Carolina Municipal Power Agency 1, Catawba Electric          1/10 at 101.00             A        10,201,000
                     Revenue Bonds, Series 1999B, 6.500%, 1/01/20
          3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,      1/18 at 100.00           AA-         2,891,910
                     Doing Business as Carolinas HealthCare System, Health Care
                     Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
         20,500   Total North Carolina                                                                                   20,614,145
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 2.3%
$        10,000   American Municipal Power Ohio Inc., General Revenue Bonds,         2/18 at 100.00            A1   $    10,048,600
                     Series 2008, 5.250%, 2/15/43
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
            480      5.125%, 6/01/24                                                 6/17 at 100.00           BBB           427,517
          2,885      5.375%, 6/01/24                                                 6/17 at 100.00           BBB         2,637,784
          5,500      5.875%, 6/01/30                                                 6/17 at 100.00           BBB         4,787,035
         15,165      5.750%, 6/01/34                                                 6/17 at 100.00           BBB        12,753,007
         11,785      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         8,731,742
          5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/22 at 100.00           BBB         3,378,143
                     Settlement Asset-Backed Revenue  Bonds, Senior Lien, Series
                     2007A-3, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         50,965   Total Ohio                                                                                             42,763,828
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.8%
          9,955   Oklahoma Development Finance Authority, Revenue Bonds, St.         2/14 at 100.00             A         9,896,763
                     John Health System, Series 2004, 5.125%, 2/15/31
          5,045   Oklahoma Development Finance Authority, Revenue Bonds, St.         2/14 at 100.00           AAA         5,738,032
                     John Health System, Series 2004, 5.125%, 2/15/31
                     (Pre-refunded 2/15/14)
------------------------------------------------------------------------------------------------------------------------------------
         15,000   Total Oklahoma                                                                                         15,634,795
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.3%
          2,600   Clackamas County Hospital Facility Authority, Oregon, Revenue      5/11 at 101.00            A+         2,664,558
                     Refunding Bonds, Legacy Health System, Series 2001, 5.250%,
                     5/01/21
          2,860   Oregon State Facilities Authority, Revenue Bonds, Willamette      10/17 at 100.00             A         2,721,319
                     University, Series 2007A, 5.000%, 10/01/32
------------------------------------------------------------------------------------------------------------------------------------
          5,460   Total Oregon                                                                                            5,385,877
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 1.9%
         10,300   Allegheny County Hospital Development Authority, Pennsylvania,    11/17 at 100.00            BB         8,205,804
                     Revenue Bonds, West Penn Allegheny Health System, Series
                     2007A, 5.000%, 11/15/28
          6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         12/14 at 100.00           Aa3         6,670,430
                     Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
          8,000   Philadelphia School District, Pennsylvania, General Obligation     6/14 at 100.00       Aa3 (4)         9,181,760
                     Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded
                     6/01/14) - FGIC Insured
         10,075   State Public School Building Authority, Pennsylvania, Lease        6/13 at 100.00           AAA        11,341,025
                     Revenue Bonds, Philadelphia School District, Series 2003,
                     5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         34,875   Total Pennsylvania                                                                                     35,399,019
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 2.6%
          8,340   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,        7/18 at 100.00          BBB-         8,525,648
                     Senior Lien Series 2008A, 6.000%, 7/01/44
         13,000   Puerto Rico Highway and Transportation Authority, Highway            No Opt. Call           BBB        12,326,340
                     Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured
          5,450   Puerto Rico Industrial, Tourist, Educational, Medical and          6/10 at 101.00          Baa3         5,507,062
                     Environmental Control Facilities Financing Authority,
                     Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%,
                     6/01/26 (Alternative Minimum Tax)
          4,345   Puerto Rico Infrastructure Financing Authority, Special           10/10 at 101.00           AAA         4,596,662
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/40
         11,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue     8/26 at 100.00            A+         8,110,630
                     Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32
         70,300   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       No Opt. Call           AA-         4,300,251
                     Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC Insured
          5,000   Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,       7/10 at 100.00             A         5,021,250
                     7/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        117,435   Total Puerto Rico                                                                                      48,387,843
------------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.1%
$         6,250   Rhode Island Health and Educational Building Corporation,         11/09 at 100.00             A   $     6,128,063
                     Hospital Financing Revenue Bonds, Lifespan Obligated
                     Group, Series 1996, 5.250%, 5/15/26 - NPFG Insured
         16,070   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB        14,605,862
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
         22,320   Total Rhode Island                                                                                     20,733,925
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 3.0%
          7,000   Dorchester County School District 2, South Carolina,              12/14 at 100.00           AA-         7,143,500
                     Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                     5.250%, 12/01/29
          3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation        6/14 at 100.00            A+         2,855,910
                     Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC
                     Insured
         11,550   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call           AAA         4,211,708
                     Revenue Bonds, Series 2004A-2, 0.000%, 1/01/28 - AMBAC
                     Insured
          8,475   Piedmont Municipal Power Agency, South Carolina, Electric          1/10 at 100.00            A-         8,421,014
                     Revenue Refunding Bonds, Series 1986, 5.000%, 1/01/25
          4,320   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00        A3 (4)         4,885,790
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
         16,430   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00            A-        16,554,868
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002B, 5.625%, 11/15/30
          8,000   South Carolina JOBS Economic Development Authority, Hospital      12/10 at 102.00      Baa2 (4)         8,674,480
                     Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                     7.375%, 12/15/21 (Pre-refunded 12/15/10)
          4,215   Spartanburg Sanitary Sewer District, South Carolina, Sewer         3/14 at 100.00             A         4,084,377
                     System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         62,990   Total South Carolina                                                                                   56,831,647
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 1.1%
         10,300   Jackson, Tennessee, Hospital Revenue Refunding Bonds,              4/18 at 100.00            A+        10,566,667
                     Jackson-Madison County General Hospital Project, Series
                     2008, 5.625%, 4/01/38
                  Knox County Health, Educational and Housing Facilities Board,
                  Tennessee, Hospital Revenue Bonds, Baptist Health System
                  of East Tennessee Inc., Series 2002:
          3,000      6.375%, 4/15/22                                                 4/12 at 101.00            A1         3,100,410
          2,605      6.500%, 4/15/31                                                 4/12 at 101.00            A1         2,665,410
          2,000   Sullivan County Health Educational and Housing Facilities          3/13 at 100.00           N/R         1,719,860
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Refunding Series 200A, 0.000%, 9/01/32
          3,000   Sullivan County Health Educational and Housing Facilities          9/16 at 100.00          BBB+         2,509,890
                     Board, Tennessee, Revenue Bonds, Wellmont Health System,
                     Series 2006C, 5.250%, 9/01/36
------------------------------------------------------------------------------------------------------------------------------------
         20,905   Total Tennessee                                                                                        20,562,237
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 7.4%
          5,000   Alliance Airport Authority, Texas, Special Facilities Revenue     12/12 at 100.00          CCC+         2,988,250
                     Bonds, American Airlines Inc., Series 2007, 5.250%,
                     12/01/29 (Alternative Minimum Tax)
          2,000   Austin Convention Enterprises Inc., Texas, Convention Center       1/17 at 100.00            BB         1,540,880
                     Hotel Revenue Bonds, First Tier Series 2006B, 5.750%,
                     1/01/34
          5,110   Brazos River Authority, Texas, Pollution Control Revenue           4/13 at 101.00          Caa3         2,983,269
                     Refunding Bonds, TXU Electric Company, Series 1999C,
                     7.700%, 3/01/32 (Alternative Minimum Tax)
                  Central Texas Regional Mobility Authority, Travis and
                  Williamson Counties, Toll Road Revenue Bonds, Series 2005:
          4,000      5.000%, 1/01/35 - FGIC Insured                                  1/15 at 100.00             A         3,451,080
         31,550      5.000%, 1/01/45 - FGIC Insured                                  1/15 at 100.00             A        26,906,154
         11,000   Harris County-Houston Sports Authority, Texas, Junior Lien           No Opt. Call             A         3,223,660
                     Revenue Bonds, Series 2001H, 0.000%, 11/15/27 - NPFG
                     Insured

                                                           Nuveen Investments 25

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
$         2,950   Harris County-Houston Sports Authority, Texas, Senior Lien        11/11 at 100.00             A   $     2,700,607
                     Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - NPFG
                     Insured
         13,270   Harris County-Houston Sports Authority, Texas, Third Lien          11/24 at 59.10             A         2,389,396
                     Revenue Bonds, Series 2004-A3., 0.000%, 11/15/33 - NPFG
                     Insured
         24,660   Houston, Texas, Hotel Occupancy Tax and Special Revenue              No Opt. Call            A-         7,232,778
                     Bonds, Convention and Entertainment Project, Series 2001B,
                     0.000%, 9/01/29 - AMBAC Insured
         10,045   Houston, Texas, Subordinate Lien Airport System Revenue            7/10 at 100.00           AAA        10,250,018
                     Bonds, Series 2000A, 5.875%, 7/01/16 - FSA Insured
                     (Alternative Minimum Tax)
          3,470   Irving Independent School District, Texas, Unlimited Tax             No Opt. Call           AAA         3,433,079
                     School Building Bonds, Series 1997, 0.000%, 2/15/11
          5,000   Kerrville Health Facilities Development Corporation, Texas,          No Opt. Call          BBB-         4,431,000
                     Revenue Bonds, Sid Peterson Memorial Hospital Project,
                     Series 2005, 5.375%, 8/15/35
         22,060   Leander Independent School District, Williamson and Travis          2/10 at 32.48           AAA         7,041,111
                     Counties, Texas, Unlimited Tax School Building and
                     Refunding Bonds, Series 2000, 0.000%, 8/15/27
                  North Texas Thruway Authority, First Tier System Revenue
                  Refunding Bonds, Capital Appreciation Series 2008I:
         30,000      0.000%, 1/01/42 - AGC Insured                                   1/25 at 100.00           AAA        22,403,400
          5,220      0.000%, 1/01/43                                                 1/25 at 100.00            A2         3,839,362
         15,450   North Texas Thruway Authority, First Tier System Revenue             No Opt. Call           AAA         3,247,281
                     Refunding Bonds, Capital Appreciation Series 2008, 0.000%,
                     1/01/36 - AGC Insured
          5,000   Port Corpus Christi Industrial Development Corporation,            4/10 at 100.00           BBB         4,955,450
                     Texas, Revenue Refunding Bonds, Valero Refining and
                     Marketing Company, Series 1997A, 5.400%, 4/01/18
          5,000   Richardson Hospital Authority, Texas, Revenue Bonds,              12/13 at 100.00          Baa2         4,412,500
                     Richardson Regional Medical Center, Series 2004, 6.000%,
                     12/01/34
          2,000   Sabine River Authority, Texas, Pollution Control Revenue           7/13 at 101.00           CCC         1,001,120
                     Refunding Bonds, TXU Electric Company, Series 2003A,
                     5.800%, 7/01/22
          3,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,       5/15 at 100.00            AA         2,981,700
                     4.750%, 5/15/37 - NPFG Insured
         11,585   Tarrant County Cultural & Educational Facilities Financing         2/17 at 100.00           AA-        10,763,044
                     Corporation, Texas, Revenue Bonds, Series 2007, Trust
                     1201, 9.088%, 2/15/36 (IF)
          5,000   Tarrant County Cultural Education Facilities Finance               1/19 at 100.00           AAA         5,507,150
                     Corporation, Texas, Revenue Refunding Bonds, Christus
                     Health, Series 2008, 6.500%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
        222,370   Total Texas                                                                                           137,682,289
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 0.4%
          3,260   Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series       6/15 at 100.00          BBB-         3,151,703
                     2005, 5.000%, 6/01/24 - RAAI Insured
            655   Utah Housing Finance Agency, Single Family Mortgage Bonds,         1/10 at 101.50           AAA           655,747
                     Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative
                     Minimum Tax)
          3,700   Utah State Board of Regents, Utah State University, Revenue        4/14 at 100.00        AA (4)         4,158,023
                     Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded
                     4/01/14) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          7,615   Total Utah                                                                                              7,965,473
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 0.1%
          2,500   Virgin Islands Public Finance Authority, Revenue Bonds,            1/14 at 100.00           BBB         2,545,175
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 0.4%
          3,000   Fairfax County Economic Development Authority, Virginia,          10/17 at 100.00           N/R         2,553,060
                     Residential Care Facilities Mortgage Revenue Bonds,
                     Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
          4,125   Metropolitan Washington D.C. Airports Authority, Airport          10/12 at 100.00           AA-         4,333,725
                     System Revenue Bonds, Series 2002A, 5.750%, 10/01/16 -
                     FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          7,125   Total Virginia                                                                                          6,886,785
------------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 4.1%
$         6,400   Cowlitz County Public Utilities District 1, Washington,            9/14 at 100.00             A   $     6,292,288
                     Electric Production Revenue Bonds, Series 2004, 5.000%,
                     9/01/34 - FGIC Insured
         12,500   Energy Northwest, Washington, Electric Revenue Refunding           7/12 at 100.00           Aaa        13,813,625
                     Bonds, Columbia Generating Station - Nuclear Project 2,
                     Series 2002B, 6.000%, 7/01/18 - AMBAC Insured
          4,000   Energy Northwest, Washington, Electric Revenue Refunding           7/13 at 100.00           Aaa         4,457,520
                     Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                     SYNCORA GTY Insured
          8,200   Washington Public Power Supply System, Revenue Refunding             No Opt. Call           Aaa         7,274,958
                     Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14
          2,500   Washington State Health Care Facilities Authority, Revenue           No Opt. Call           N/R         2,000,225
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
          5,000   Washington State Healthcare Facilities Authority, Revenue         10/16 at 100.00            AA         4,775,500
                     Bonds, Providence Health Care Services, Series 2006A,
                     4.625%, 10/01/34 - FGIC Insured
          2,875   Washington State Healthcare Facilities Authority, Revenue          8/17 at 100.00             A         2,652,303
                     Bonds, Virginia Mason Medical Center, Series 2007B,
                     5.000%, 2/15/27 - NPFG Insured
          7,910   Washington State Housing Finance Commission, Single Family        12/15 at 100.00           Aaa         7,665,977
                     Program Bonds, 2006 Series 3A, 5.000%, 12/01/37
                     (Alternative Minimum Tax)
         19,130   Washington State Tobacco Settlement Authority, Tobacco             6/13 at 100.00           BBB        18,831,572
                     Settlement Asset-Backed Revenue Bonds, Series 2002,
                     6.625%, 6/01/32
                  Washington State, Motor Vehicle Fuel Tax General Obligation
                  Bonds, Series 2002-03C:
          9,000      0.000%, 6/01/29 - NPFG Insured                                    No Opt. Call           AA+         3,522,600
         16,195      0.000%, 6/01/30 - NPFG Insured                                    No Opt. Call           AA+         5,925,751
------------------------------------------------------------------------------------------------------------------------------------
         93,710   Total Washington                                                                                       77,212,319
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 2.0%
                  Badger Tobacco Asset Securitization Corporation, Wisconsin,
                  Tobacco Settlement Asset-Backed Bonds, Series 2002:
          5,360      6.125%, 6/01/27 (Pre-refunded 6/01/12)                          6/12 at 100.00           AAA         5,856,926
         14,750      6.375%, 6/01/32 (Pre-refunded 6/01/12)                          6/12 at 100.00           AAA        16,546,255
          6,000   Wisconsin Health and Educational Facilities Authority,             9/13 at 100.00      BBB+ (4)         6,921,720
                     Revenue Bonds, Franciscan Sisters of Christian Charity
                     Healthcare Ministry, Series 2003A, 5.875%, 9/01/33
                     (Pre-refunded 9/01/13)
          1,000   Wisconsin Health and Educational Facilities Authority,             2/16 at 100.00          BBB+         1,008,520
                     Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%,
                     2/15/17
          3,750   Wisconsin Health and Educational Facilities Authority,             2/12 at 101.00           AAA         4,181,850
                     Revenue Bonds, Wheaton Franciscan Services Inc., Series
                     2002, 5.750%, 8/15/30 (Pre-refunded 2/15/12)
          2,925   Wisconsin Housing and Economic Development Authority, Home         9/14 at 100.00            AA         2,698,751
                     Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         33,785   Total Wisconsin                                                                                        37,214,022
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WYOMING - 0.1%
$         2,035   Campbell County, Wyoming Solid Waste Facilities Revenue            7/19 at 100.00            A+   $     2,143,079
                     Bonds, Basin Electric Power Cooperative - Dry Fork Station
                     Facilities, Series 2009A, 5.750%, 7/15/39
------------------------------------------------------------------------------------------------------------------------------------
$     2,408,459   Total Investments (cost $1,865,922,627) - 100.3%                                                    1,877,149,851
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.0)%                                                                    (38,250,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.7%                                                                   33,131,484
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                 $ 1,872,031,335
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                 See accompanying notes to financial statements.

28 Nuveen Investments

NUW | Nuveen Municipal Value Fund 2
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALASKA - 0.1%
$           155   Northern Tobacco Securitization Corporation, Alaska, Tobacco       6/14 at 100.00          Baa3   $       102,998
                     Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                     6/01/46
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 3.4%
          4,000   Maricopa County Pollution Control Corporation, Arizona,            2/19 at 100.00           BBB         4,443,600
                     Pollution Control Revenue Bonds, El Paso Electric Company,
                     Refunding Series 2009A, 7.250%, 2/01/40
          2,995   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue        No Opt. Call             A         2,561,773
                     Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
          6,995   Total Arizona                                                                                           7,005,373
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 9.9%
         11,000   Alhambra Unified School District, Los Angeles County,                No Opt. Call           AAA         1,607,760
                     California, General Obligation Bonds, Capital Appreciation
                     Series 2009B, 0.000%, 8/01/41 - AGC Insured
          2,500   California State Public Works Board, Lease Revenue Bonds,          4/19 at 100.00            A-         2,600,850
                     Department of General Services Buildings 8 & 9, Series
                     2009A, 6.250%, 4/01/34
          2,150   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         1,640,622
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.000%, 6/01/33
          1,800   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         1,550,538
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45
            450   M-S-R Energy Authority, California, Gas Revenue Bonds, Series        No Opt. Call             A           480,479
                     2009, 6.500%, 11/01/39
                  Palomar Pomerado Health, California, General Obligation
                  Bonds, Series 2009A:
          9,320      0.000%, 8/01/33 - AGC Insured                                     No Opt. Call           AAA         2,231,301
         10,200      0.000%, 8/01/38 - AGC Insured                                   8/29 at 100.00           AAA         6,408,660
                  Poway Unified School District, San Diego County, California,
                  School Facilities Improvement District 2007-1 General
                  Obligation Bonds, Series 2009A:
          8,000      0.000%, 8/01/32                                                   No Opt. Call           AA-         2,038,640
          8,000      0.000%, 8/01/33                                                   No Opt. Call           AA-         1,910,880
------------------------------------------------------------------------------------------------------------------------------------
         53,420   Total California                                                                                       20,469,730
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 5.2%
          5,000   Denver City and County, Colorado, Airport System Revenue          11/15 at 100.00            A+         5,083,250
                     Bonds, Series 2005A, 5.000%, 11/15/25 - SYNCORA GTY Insured
          3,605   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,       9/20 at 67.94             A         1,118,595
                     Series 2004B, 0.000%, 9/01/27 - NPFG Insured
          4,000   Park Creek Metropolitan District, Colorado, Senior Property          No Opt. Call           AAA         4,414,640
                     Tax Supported Revenue Bonds, Series 2009, 6.375%,
                     12/01/37 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,605   Total Colorado                                                                                         10,616,485
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 8.8%
          9,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami         10/19 at 100.00            A2         9,601,555
                     International Airport, Series 2009A, 5.500%, 10/01/41
                  Miami-Dade County, Florida, General Obligation Bonds, Build
                  Better Communities Program, Series 2009-B1:
          2,000      5.625%, 7/01/38                                                 7/18 at 100.00           AA-         2,102,720
          2,500      6.000%, 7/01/38                                                 7/18 at 100.00           AA-         2,745,850
          4,500   Tolomato Community Development District, Florida, Special          5/18 at 100.00           N/R         3,698,550
                     Assessment Bonds, Series 2007, 6.450%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------
         18,500   Total Florida                                                                                          18,148,675
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 11.9%
$         5,000   Illinois Finance Authority, Revenue Bonds, Northwestern            8/19 at 100.00           AA+   $     5,403,100
                     Memorial Hospital, Series 2009A, 6.000%, 8/15/39
          3,500   Illinois Finance Authority, Revenue Bonds, OSF Healthcare          5/19 at 100.00             A         3,793,370
                     System, Series 2009A, 7.125%, 11/15/37
          5,000   Illinois Finance Authority, Revenue Bonds, Rush University        11/18 at 100.00            A-         5,573,450
                     Medical Center Obligated Group, Series 2009A and 2009B,
                     7.250%, 11/01/38
          3,995   Illinois Finance Authority, Student Housing Revenue Bonds,         5/17 at 100.00          Baa3         3,306,542
                     Educational Advancement Fund Inc., Refunding Series 2007A,
                     5.250%, 5/01/34
         28,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue        No Opt. Call           AAA         6,481,720
                     Bonds, McCormick Place Expansion Project, Series 2002A,
                     0.000%, 12/15/35 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         45,495   Total Illinois                                                                                         24,558,182
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 5.3%
          5,000   Indiana Finance Authority, Hospital Revenue Bonds, Deaconess       3/19 at 100.00            A+         5,353,100
                     Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39
          3,650   Indiana Health Facility Financing Authority, Revenue Bonds,        3/17 at 100.00           BBB         3,481,224
                     Community Foundation of Northwest Indiana, Series 2007,
                     5.500%, 3/01/37
          2,000   Indiana Municipal Power Agency, Power Supply System Revenue        1/19 at 100.00            A+         2,151,600
                     Bonds, Series 2009B, 6.000%, 1/01/39
------------------------------------------------------------------------------------------------------------------------------------
         10,650   Total Indiana                                                                                          10,985,924
------------------------------------------------------------------------------------------------------------------------------------
                  IOWA - 1.1%
          3,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement         6/15 at 100.00           BBB         2,204,100
                     Revenue Bonds, Series 2005C, 5.375%, 6/01/38
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 7.4%
          5,000   Louisiana Citizens Property Insurance Corporation, Assessment      6/18 at 100.00           AAA         5,572,750
                     Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25
                  Louisiana Public Facilities Authority, Revenue Bonds, Ochsner
                  Clinic Foundation Project, Series 2007A:
          7,000      5.375%, 5/15/43                                                 5/17 at 100.00            A3         6,477,940
            275      5.500%, 5/15/47                                                 5/17 at 100.00            A3           258,566
          3,255   St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil     6/17 at 100.00          BBB+         2,968,820
                     Corporation, Series 2007A, 5.125%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         15,530   Total Louisiana                                                                                        15,278,076
------------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 1.8%
          3,335   Maine Health and Higher Educational Facilities Authority,          7/19 at 100.00           Aa2         3,636,050
                     Revenue Bonds, Bowdoin College, Series 2009A, Tender Option
                     Bond Trust 09-5B, 12.943%, 7/01/39 (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 2.8%
                  Massachusetts Turnpike Authority, Metropolitan Highway System
                  Revenue Bonds, Senior Series 1997A:
            375      5.000%, 1/01/11                                                 1/10 at 100.00            A-           376,009
          1,200      5.000%, 1/01/13 - NPFG Insured                                  1/10 at 100.00             A         1,202,280
                  Massachusetts Turnpike Authority, Metropolitan Highway System
                  Revenue Bonds, Subordinate Series 1999A:
          2,045      5.250%, 1/01/15 - AMBAC Insured                                 1/10 at 100.00            AA         2,051,728
          1,000      4.750%, 1/01/34 - AMBAC Insured                                 1/10 at 100.00            AA           928,040
          1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan         8/19 at 100.00           AAA         1,149,810
                     Program Bonds, Series 2009-14, 13.212%, 8/01/38 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          5,620   Total Massachusetts                                                                                     5,707,867
------------------------------------------------------------------------------------------------------------------------------------

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 2.2%
$         5,000   Detroit, Michigan, Second Lien Sewerage Disposal System            7/15 at 100.00             A   $     4,587,300
                     Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  NEVADA - 3.1%
            250   Clark County, Nevada, Senior Lien Airport Revenue Bonds,             No Opt. Call           Aa2           244,910
                     Series 2005A, 5.000%, 7/01/40 - AMBAC Insured
          5,415   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue      6/19 at 100.00             A         6,079,583
                     Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
          5,665   Total Nevada                                                                                            6,324,493
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 2.8%
                  New Jersey Educational Facilities Authority Revenue Refunding
                  Bonds, University of Medicine and Dentistry of New Jersey
                  Issue, Series 2009 B:
          2,135      7.125%, 12/01/23                                                6/19 at 100.00          Baa2         2,412,764
          3,000      7.500%, 12/01/32                                                6/19 at 100.00          Baa2         3,389,640
------------------------------------------------------------------------------------------------------------------------------------
          5,135   Total New Jersey                                                                                        5,802,404
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 1.5%
          3,000   Liberty Development Corporation, New York, Goldman Sachs             No Opt. Call            A1         3,057,690
                     Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 1.5%
          3,000   North Carolina Municipal Power Agency 1, Catawba Electric          1/13 at 100.00             A         3,124,020
                     Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 5.8%
          5,000   American Municipal Power Ohio INC Prairie State Energy Campus      2/19 at 100.00           AAA         5,279,000
                     Project Revenue Bonds Series 2009 A, 5.750%, 2/15/39 - AGC
                     Insured
          5,500   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/17 at 100.00           BBB         4,451,920
                     Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                     Series 2007A-2, 6.500%, 6/01/47
          2,000   Ohio State Higher Educational Facilities Commission, Hospital      1/15 at 100.00             A         2,145,300
                     Revenue Bonds, University Hospitals Health System, Series
                     2009, 6.750%, 1/15/39
------------------------------------------------------------------------------------------------------------------------------------
         12,500   Total Ohio                                                                                             11,876,220
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 3.7%
          4,390   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,        7/18 at 100.00          BBB-         4,487,721
                     Senior Lien Series 2008A, 6.000%, 7/01/44
          3,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/19 at 100.00            A+         3,151,050
                     Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                     8/01/42
------------------------------------------------------------------------------------------------------------------------------------
          7,390   Total Puerto Rico                                                                                       7,638,771
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 3.1%
          3,000   Rhode Island Health and Educational Building Corporation           5/19 at 100.00            A-         3,226,710
                     Hospital Financing Revenue Bonds, Lifespan Obligated Group
                     Issue, Series 2009A, 7.000%, 5/15/39
          3,240   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB         3,065,105
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
          6,240   Total Rhode Island                                                                                      6,291,815
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 7.4%
                  Leander Independent School District, Williamson and Travis
                  Counties, Texas, General Obligation Bonds, Series 2008:
         13,510      0.000%, 8/15/39                                                  8/17 at 27.35           AAA         2,432,340
         19,300      0.000%, 8/15/41                                                  8/17 at 24.20           AAA         3,046,312
          5,300   North Texas Thruway Authority, Second Tier System Revenue          1/18 at 100.00            A3         5,361,480
                     Refunding Bonds, Series 2008, 5.750%, 1/01/38
          5,000   Richardson Hospital Authority, Texas, Revenue Bonds,              12/13 at 100.00          Baa2         4,412,500
                     Richardson Regional Medical Center, Series 2004, 6.000%,
                     12/01/34
------------------------------------------------------------------------------------------------------------------------------------
         43,110   Total Texas                                                                                            15,252,632
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 0.5%
$         1,000   Virgin Islands Public Finance Authority, Matching Fund            10/19 at 100.00           BBB   $     1,054,700
                     Revenue Loan Note - Diageo Project, Series 2009A, 6.750%,
                     10/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.1%
          2,000   Washington County Industrial Development Authority ,               1/19 at 100.00          BBB+         2,286,340
                     Virginia, Hospital Revenue Bonds, Mountain States Health
                     Alliance, Series 2009C, 7.750%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 8.2%
            195   Badger Tobacco Asset Securitization Corporation, Wisconsin,        6/12 at 100.00           AAA           213,078
                     Tobacco Settlement Asset-Backed Bonds, Series 2002,
                     6.125%, 6/01/27 (Pre-refunded 6/01/12)
          5,000   Wisconsin Health and Educational Facilities Authority,             4/13 at 100.00          BBB+         5,100,450
                     Revenue Bonds, Aurora Healthcare Inc., Series 2003,
                     6.400%, 4/15/33
          1,500   Wisconsin Health and Educational Facilities Authority,             2/19 at 100.00            A+         1,614,540
                     Revenue Bonds, ProHealth Care, Inc. Obligated Group,
                     Series 2009, 6.625%, 2/15/39
          9,000   Wisconsin State, General Fund Annual Appropriation Revenue         5/19 at 100.00           AA-         9,902,971
                     Bonds, Series 2009A, 6.000%, 5/01/36
------------------------------------------------------------------------------------------------------------------------------------
         15,695   Total Wisconsin                                                                                        16,831,039
------------------------------------------------------------------------------------------------------------------------------------
$       285,040   Total Investments (cost $178,424,376) - 98.6%                                                         202,840,884
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.4%                                                                    2,867,774
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                 $   205,708,658
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

32 Nuveen Investments

NMI | Nuveen Municipal Income Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 1.7%
$         1,000   Courtland Industrial Development Board, Alabama, Solid Waste       6/15 at 100.00           BBB   $       890,010
                     Revenue Bonds, International Paper Company Project, Series
                     2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
            690   Phenix City Industrial Development Board, Alabama,                 5/12 at 100.00           BBB           581,194
                     Environmental Improvement Revenue Bonds, MeadWestvaco
                     Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,690   Total Alabama                                                                                           1,471,204
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 17.6%
          5,530   Adelanto School District, San Bernardino County, California,         No Opt. Call             A         2,579,524
                     General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 -
                     NPFG Insured
                  Brea Olinda Unified School District, California, General
                  Obligation Bonds, Series 1999A:
          2,000      0.000%, 8/01/21 - FGIC Insured                                    No Opt. Call           AA-         1,105,940
          2,070      0.000%, 8/01/22 - FGIC Insured                                    No Opt. Call           AA-         1,077,870
          2,120      0.000%, 8/01/23 - FGIC Insured                                    No Opt. Call           AA-         1,004,308
            500   California County Tobacco Securitization Agency, Tobacco          12/18 at 100.00          Baa3           405,250
                     Settlement Asset-Backed Bonds, Los Angeles County
                     Securitization Corporation, Series 2006A, 0.000%, 6/01/21
          1,000   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           956,700
                     Bonds, Kaiser Permanante System, Series 2006, 5.250%,
                     4/01/39
            250   California Housing Finance Agency, California, Home Mortgage       2/17 at 100.00           AA-           203,105
                     Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative
                     Minimum Tax)
          3,000   California State Public Works Board, Lease Revenue Bonds,          6/14 at 100.00            A-         2,850,240
                     Department of Mental Health, Coalinga State Hospital,
                     Series 2004A, 5.000%, 6/01/25
          1,000   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB           834,460
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.000%, 7/01/39
          1,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB           738,880
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
          2,000   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         2,340,380
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.750%, 6/01/39 (Pre-refunded 6/01/13)
            500   Lake Elsinore Public Finance Authority, California, Local         10/13 at 102.00           N/R           485,355
                     Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
                     10/01/33
            300   M-S-R Energy Authority, California, Gas Revenue Bonds, Series        No Opt. Call             A           338,595
                     2009, 7.000%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------
         21,270   Total California                                                                                       14,920,607
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 6.7%
            740   Colorado Educational and Cultural Facilities Authority,            7/12 at 100.00           BBB           727,672
                     Charter School Revenue Bonds, Douglas County School
                     District RE-1 - DCS Montessori School, Series 2002A,
                     6.000%, 7/15/22
            375   Colorado Educational and Cultural Facilities Authority,            8/11 at 100.00           AAA           416,805
                     Charter School Revenue Bonds, Peak-to-Peak Charter School,
                     Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)
          1,000   Colorado Educational and Cultural Facilities Authority, Charter    6/11 at 100.00       Ba1 (4)         1,102,540
                     School Revenue Bonds, Weld County School District 6 -
                     Frontier Academy, Series 2001, 7.375%, 6/01/31
                     (Pre-refunded 6/01/11)
          1,000   Colorado Health Facilities Authority, Revenue Bonds,               6/16 at 100.00            A-           906,300
                     Evangelical Lutheran Good Samaritan Society, Series 2005,
                     5.000%, 6/01/35
          2,000   Denver City and County, Colorado, Airport System Revenue          11/10 at 100.00            A+         2,031,060
                     Refunding Bonds, Series 2000A, 6.000%, 11/15/16 - AMBAC
                     Insured (Alternative Minimum Tax)
            520   Public Authority for Colorado Energy, Natural Gas Revenue            No Opt. Call             A           541,653
                     Bonds, Colorado Springs Utilities, Series 2008, 6.125%,
                     11/15/23
------------------------------------------------------------------------------------------------------------------------------------
          5,635   Total Colorado                                                                                          5,726,030
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONNECTICUT - 2.2%
$         1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,      4/10 at 100.00           BBB   $     1,482,856
                     Series 1995, 6.750%, 10/15/15
            395   Eastern Connecticut Resource Recovery Authority, Solid Waste       1/10 at 100.00           BBB           395,348
                     Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                     5.500%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,875   Total Connecticut                                                                                       1,878,204
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 2.8%
            130   Dade County Industrial Development Authority, Florida,            12/09 at 100.00           N/R           116,539
                     Revenue Bonds, Miami Cerebral Palsy Residential Services
                     Inc., Series 1995, 8.000%, 6/01/22
          1,250   Martin County Industrial Development Authority, Florida,          12/09 at 100.00           BB+         1,250,313
                     Industrial Development Revenue Bonds, Indiantown
                     Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                     (Alternative Minimum Tax)
            600   Martin County Industrial Development Authority, Florida,          12/09 at 100.00           BB+           600,204
                     Industrial Development Revenue Refunding Bonds, Indiantown
                     Cogeneration LP, Series 1995B, 8.050%, 12/15/25
                     (Alternative Minimum Tax)
            670   Tolomato Community Development District, Florida, Special          5/14 at 101.00           N/R           431,018
                     Assessment Bonds, Series 2006, 5.400%, 5/01/37
------------------------------------------------------------------------------------------------------------------------------------
          2,650   Total Florida                                                                                           2,398,074
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.9%
            500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series      11/19 at 100.00           AAA           505,040
                     2009B, 5.250%, 11/01/34 - FSA Insured
            300   Main Street Natural Gas Inc., Georgia, Gas Project Revenue           No Opt. Call             A           283,245
                     Bonds, Series 2007B, 5.000%, 3/15/22
------------------------------------------------------------------------------------------------------------------------------------
            800   Total Georgia                                                                                             788,285
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 10.0%
          1,060   Chicago, Illinois, Tax Increment Allocation Bonds,                 1/10 at 100.00           N/R         1,060,731
                     Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
                     1/01/14
          1,500   Illinois Development Finance Authority, Pollution Control         12/09 at 100.00          BBB-         1,473,315
                     Revenue Refunding Bonds - CIPS Debt, Series 1993C-2,
                     5.950%, 8/15/26
            500   Illinois Development Finance Authority, Revenue Bonds,            12/12 at 100.00       N/R (4)           569,935
                     Chicago Charter School Foundation, Series 2002A, 6.125%,
                     12/01/22 (Pre-refunded 12/01/12)
            250   Illinois Finance Authority Revenue Bonds, Rush University            No Opt. Call            A-           268,895
                     Medical Center Obligated Group, Series 2009C, 6.375%,
                     11/01/29
          1,480   Illinois Finance Authority, Revenue Bonds, Children's              8/18 at 100.00           AAA         1,527,390
                     Memorial Hospital, Tender Option Bond Trust 2008-1098,
                     12.643%, 8/15/33 - AGC Insured (IF)
            500   Illinois Finance Authority, Revenue Bonds, Silver Cross            8/19 at 100.00           BBB           526,270
                     Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44
          1,550   Illinois Health Facilities Authority, Revenue Bonds, Condell       5/12 at 100.00           Aaa         1,718,160
                     Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                     5/15/12)
          1,305   North Chicago, Illinois, General Obligation Bonds, Series         11/15 at 100.00             A         1,347,308
                     2005B, 5.000%, 11/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,145   Total Illinois                                                                                          8,492,004
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 3.6%
          2,000   Indiana Health Facility Financing Authority, Hospital Revenue      8/12 at 101.00          Baa1         1,989,080
                     Bonds, Riverview Hospital, Series 2002, 6.125%, 8/01/31
          1,085   Whitley County, Indiana, Solid Waste and Sewerage Disposal        11/10 at 102.00           N/R         1,033,473
                     Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                     11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,085   Total Indiana                                                                                           3,022,553
------------------------------------------------------------------------------------------------------------------------------------
                  KENTUCKY - 1.8%
          1,500   Louisville-Jefferson County Metropolitan Government,               2/18 at 100.00             A         1,572,525
                     Kentucky, Health Facilities Revenue Bonds, Jewish Hospital
                     & Saint Mary's HealthCare Inc. Project, Series 2008,
                     6.125%, 2/01/37
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 2.4%
$           500   Louisiana Local Government Environmental Facilities and            1/19 at 100.00           AAA   $       515,400
                     Community Development Authority, Revenue Refunding Bonds,
                     City of Shreveport Airport System Project, Series 2008A,
                     5.750%, 1/01/28 - FSA Insured
                  Louisiana Public Facilities Authority, Extended Care
                  Facilities Revenue Bonds, Comm-Care Corporation Project,
                  Series 1994:
            125      11.000%, 2/01/14 (ETM)                                            No Opt. Call       N/R (4)           150,881
          1,130      11.000%, 2/01/14 (ETM)                                            No Opt. Call       N/R (4)         1,363,729
------------------------------------------------------------------------------------------------------------------------------------
          1,755   Total Louisiana                                                                                         2,030,010
------------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND - 1.2%
          1,000   Maryland Energy Financing Administration, Revenue Bonds, AES       9/10 at 100.00           N/R         1,000,260
                     Warrior Run Project, Series 1995, 7.400%, 9/01/19
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 1.9%
            335   Massachusetts Development Finance Agency, Resource Recovery       12/09 at 102.00           BBB           330,591
                     Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
                     6.700%, 12/01/14 (Alternative Minimum Tax)
          1,500   Massachusetts Development Finance Agency, Revenue Bonds,           1/17 at 100.00           N/R         1,053,000
                     Boston Architectural College, Series 2006, 5.000%,
                     1/01/37 - ACA Insured
            270   Massachusetts Industrial Finance Agency, Resource Recovery        12/09 at 101.00           BBB           259,554
                     Revenue Refunding Bonds, Ogden Haverhill Project, Series
                     1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,105   Total Massachusetts                                                                                     1,643,145
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 3.5%
          1,000   Delta County Economic Development Corporation, Michigan,           4/12 at 100.00           AAA         1,130,520
                     Environmental Improvement Revenue Refunding Bonds,
                     MeadWestvaco Corporation - Escanaba Paper Company, Series
                     2002B, 6.450%, 4/15/23 (Pre-refunded 4/15/12) (Alternative
                     Minimum Tax)
          1,880   Michigan State Hospital Finance Authority, Hospital Revenue        1/10 at 100.00            BB         1,879,793
                     Refunding Bonds, Sinai Hospital, Series 1995, 6.625%,
                     1/01/16
------------------------------------------------------------------------------------------------------------------------------------
          2,880   Total Michigan                                                                                          3,010,313
------------------------------------------------------------------------------------------------------------------------------------
                  MISSOURI - 5.0%
            265   Hanley Road Corridor Transportation Development District,         10/19 at 100.00            A-           267,862
                     Brentwood and Maplewood, Missouri, Transportation Sales
                     Revenue Bonds, Series 2009, 5.875%, 10/01/36
          4,450   Missouri Environmental Improvement and Energy Resources           12/16 at 100.00           AAA         3,945,103
                     Authority, Water Facility Revenue Bonds, Missouri-American
                     Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                     Insured (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------
          4,715   Total Missouri                                                                                          4,212,965
------------------------------------------------------------------------------------------------------------------------------------
                  MONTANA - 1.0%
          1,200   Montana Board of Investments, Exempt Facility Revenue Bonds,       7/10 at 101.00            B-           870,192
                     Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  NEBRASKA - 1.2%
          1,000   Washington County, Nebraska, Wastewater Facilities Revenue        11/12 at 101.00             A         1,012,940
                     Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 5.7%
          1,000   Dormitory Authority of the State of New York, Revenue Bonds,       7/13 at 100.00          BBB+         1,047,880
                     Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 - RAAI
                     Insured
          3,565   Yates County Industrial Development Agency, New York,              2/11 at 101.00           AAA         3,807,774
                     FHA-Insured Civic Facility Mortgage Revenue Bonds,
                     Soldiers and Sailors Memorial Hospital, Series 2000A,
                     6.000%, 2/01/41
------------------------------------------------------------------------------------------------------------------------------------
          4,565   Total New York                                                                                          4,855,654
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 3.8%
$           520   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco      6/17 at 100.00           BBB   $       385,278
                     Settlement Asset-Backed Revenue  Bonds, Senior Lien,
                     Series 2007A-2, 5.875%, 6/01/47
          1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds,              8/16 at 100.00             A           833,900
                     Firelands Regional Medical Center Project, Series 2006,
                     5.250%, 8/15/46
          2,100   Ohio Water Development Authority, Solid Waste Disposal             3/10 at 102.00           N/R         2,016,042
                     Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                     9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          3,620   Total Ohio                                                                                              3,235,220
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 1.8%
          1,080   Allegheny County Hospital Development Authority,                  11/10 at 102.00           AAA         1,200,215
                     Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                     System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded
                     11/15/10)
            305   Carbon County Industrial Development Authority, Pennsylvania,        No Opt. Call          BBB-           308,135
                     Resource Recovery Revenue Refunding Bonds, Panther Creek
                     Partners Project, Series 2000, 6.650%, 5/01/10
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          1,385   Total Pennsylvania                                                                                      1,508,350
------------------------------------------------------------------------------------------------------------------------------------
                  RHODE ISLAND - 1.1%
          1,000   Rhode Island Tobacco Settlement Financing Corporation,             6/12 at 100.00           BBB           908,890
                     Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                     6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 4.8%
          1,500   Greenville County School District, South Carolina,                12/12 at 101.00            AA         1,652,175
                     Installment Purchase Revenue Bonds, Series 2002, 5.500%,
                     12/01/13
            475   Piedmont Municipal Power Agency, South Carolina, Electric            No Opt. Call      Baa1 (4)           617,510
                     Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured
                     (ETM)
          1,105   South Carolina JOBS Economic Development Authority, Economic      11/12 at 100.00            A-         1,113,398
                     Development Revenue Bonds, Bon Secours Health System Inc.,
                     Series 2002B, 5.625%, 11/15/30
            655   Tobacco Settlement Revenue Management Authority, South             5/12 at 100.00       BBB (4)           687,331
                     Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                     2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
          3,735   Total South Carolina                                                                                    4,070,414
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 2.8%
          1,000   Knox County Health, Educational and Housing Facilities Board,      4/12 at 101.00            A1         1,033,470
                     Tennessee, Hospital Revenue Bonds, Baptist Health System
                     of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
                  Shelby County Health, Educational and Housing Facilities
                  Board, Tennessee, Hospital Revenue Bonds, Methodist
                  Healthcare, Series 2002:
            375      6.500%, 9/01/26 (Pre-refunded 9/01/12)                          9/12 at 100.00           AAA           430,568
            625      6.500%, 9/01/26 (Pre-refunded 9/01/12)                          9/12 at 100.00           AAA           717,613
            500   Sumner County Health, Educational, and Housing Facilities         11/17 at 100.00           N/R           190,050
                     Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                     Health System Inc., Series 2007, 5.500%, 11/01/37
------------------------------------------------------------------------------------------------------------------------------------
          2,500   Total Tennessee                                                                                         2,371,701
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 10.5%
          1,500   Cameron Education Finance Corporation, Texas, Charter School       8/16 at 100.00          BBB-         1,190,250
                     Revenue Bonds, Faith Family Academy Charter School, Series
                     2006A, 5.250%, 8/15/36 - ACA Insured
          2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage and           4/12 at 100.00          BBB+         1,976,160
                     Solid Waste Disposal Revenue Bonds, Anheuser Busch
                     Company, Series 2002, 5.900%, 4/01/36 (Alternative Minimum
                     Tax)
          2,000   Matagorda County Navigation District 1, Texas, Collateralized     10/13 at 101.00             A         1,889,120
                     Revenue Refunding Bonds, Houston Light and Power Company,
                     Series 1995, 4.000%, 10/15/15 - NPFG Insured
                  North Texas Thruway Authority, Second Tier System Revenue
                  Refunding Bonds, Tender Option Bond Trust 2903:
            850      17.347%, 1/01/38 (IF)                                           1/18 at 100.00            A3           985,600
            150      17.444%, 1/01/38 (IF)                                           1/18 at 100.00            A3           177,683

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS (continued)
                  Weslaco Health Facilities Development Corporation, Texas,
                  Hospital Revenue Bonds, Knapp Medical Center, Series 2002:
$         2,000      6.250%, 6/01/25 (Pre-refunded 6/01/12)                          6/12 at 100.00       N/R (4)   $     2,227,520
             50      6.250%, 6/01/32 (Pre-refunded 6/01/12)                          6/12 at 100.00       N/R (4)            55,688
          1,000   West Texas Independent School District, McLennan and Hill           8/13 at 51.84           AAA           433,740
                     Counties, General Obligation Refunding Bonds, Series 1998,
                     0.000%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
          9,550   Total Texas                                                                                             8,935,761
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGIN ISLANDS - 2.9%
            420   Virgin Islands Public Finance Authority, Matching Fund            10/19 at 100.00           BBB           442,974
                     Revenue Loan Note - Diageo Project, Series 2009A, 6.750%,
                     10/01/37
          2,000   Virgin Islands Public Finance Authority, Senior Lien Matching     10/14 at 100.00           BBB         2,032,100
                     Fund Loan Note, Series 2004A, 5.250%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
          2,420   Total Virgin Islands                                                                                    2,475,074
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 3.0%
          1,000   Chesterfield County Industrial Development Authority,             11/10 at 102.00          Baa1         1,031,460
                     Virginia, Pollution Control Revenue Bonds, Virginia
                     Electric and Power Company, Series 1987A, 5.875%, 6/01/17
          1,500   Mecklenburg County Industrial Development Authority,              10/12 at 100.00          Baa1         1,469,040
                     Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                     Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,500   Total Virginia                                                                                          2,500,500
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 0.6%
            500   Washington State Health Care Facilities Authority, Revenue           No Opt. Call           N/R           400,045
                     Bonds, Northwest Hospital and Medical Center of Seattle,
                     Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 1.2%
          1,000   Wisconsin Health and Educational Facilities Authority,            10/11 at 100.00           BBB         1,018,350
                     Revenue Bonds, Carroll College Inc., Series 2001, 6.250%,
                     10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$        94,080   Total Investments (cost $85,406,630) - 101.7%                                                          86,329,270
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.9)%                                                                     (3,335,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.2%                                                                    1,888,791
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                 $    84,883,061
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 37

NEV | Nuveen Enhanced Municipal Value Fund
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                      OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  ALABAMA - 0.1%
$           355   Courtland Industrial Development Board, Alabama, Solid Waste       6/15 at 100.00           BBB   $       315,954
                     Revenue Bonds, International Paper Company Project, Series
                     2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  ARIZONA - 4.9%
          2,925   Nogales Municipal Development Authority, Inc., Arizona,            6/19 at 100.00            AA         2,786,531
                     Municipal Facilities Revenue Bonds, Series 2009, 4.750%,
                     6/01/39
          3,000   Pima County Industrial Development Authority, Arizona,               No Opt. Call          BBB-         3,019,020
                     Pollution Control Revenue Bonds, Tucson Electric Power
                     Company, San Juan Porject, Series 2009A, 4.950%, 10/01/20
            320   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,       12/17 at 102.00           N/R           251,238
                     Government Project Bonds, Series 2007, 7.000%, 12/01/27
                  Salt Verde Financial Corporation, Arizona, Senior Gas Revenue
                  Bonds, Series 2007:
             50      5.000%, 12/01/32                                                  No Opt. Call             A            44,944
          5,120      5.000%, 12/01/37                                                  No Opt. Call             A         4,379,392
          2,000   Watson Road Community Facilities District, Arizona, Special        7/16 at 100.00           N/R         1,566,720
                     Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
------------------------------------------------------------------------------------------------------------------------------------
         13,415   Total Arizona                                                                                          12,047,845
------------------------------------------------------------------------------------------------------------------------------------
                  ARKANSAS - 0.2%
            465   Little River County, Arkansas, Revenue Refunding Bonds,            4/10 at 100.00            B2           412,329
                     Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA - 17.2%
          5,445   Peralta California Community College District 2006 Election,       8/19 at 100.00           AA-         5,511,701
                     General Obligations Bond, Series 2009C, 5.000%, 8/01/39
          2,000   California Infrastructure Economic Development Bank, Revenue      10/11 at 101.00            A-         1,888,540
                     Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                     10/01/34
          3,470   California Statewide Community Development Authority, Revenue      7/15 at 100.00           BBB         3,292,752
                     Bonds, Daughters of Charity Health System, Series 2005A,
                     5.250%, 7/01/24
          4,600   California Statewide Community Development Authority, Revenue      8/18 at 100.00           AAA         4,599,632
                     Bonds, Sutter Health, Series 2004C, 5.050%, 8/15/38 - FSA
                     Insured
          6,125   California Statewide Community Development Authority, Revenue      8/18 at 100.00           AAA         6,124,509
                     Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 - FSA
                     Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1:
          1,000      5.125%, 6/01/47                                                 6/17 at 100.00           BBB           664,390
          5,505      5.750%, 6/01/47                                                 6/17 at 100.00           BBB         4,067,534
          5,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00           AAA         4,441,200
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45
          1,735   Lompoc Unified School District, Santa Barbara County,              6/17 at 100.00           AAA         1,738,175
                     California, General Obligation Bonds, Election 2002 Series
                     2007C, 5.000%, 6/01/32 - FSA Insured
            100   Los Angeles Regional Airports Improvement Corporation,            12/12 at 102.00            B-            95,738
                     California, Sublease Revenue Bonds, Los Angeles
                     International Airport, American Airlines Inc. Terminal 4
                     Project, Series 2002B, 7.500%, 12/01/24 (Alternative
                     Minimum Tax)
          1,750   Orange County Water District, California, Revenue                  8/19 at 100.00           AAA         1,833,423
                     Certificates of Participation, Tender Option Bond Trust
                     3117, 16.340%, 8/15/39 (IF)
          2,170   San Marcos Public Facilities Authority, California, Tax            8/15 at 102.00           AAA         2,245,473
                     Allocation Bonds, Project Areas 2 and 3, Tender Option
                     Bond Trust 3116, 21.664%, 8/01/38 - FSA Insured (IF)
          2,400   Semitrophic Improvement District of Semitrophic Water Storage     12/19 at 100.00           AA-         2,437,272
                     Dustrict, Kern County, California, Revenue Bonds, Tender
                     Option Bond Trust 3584, 22.029%, 12/01/34 (IF)
          3,110   Stockton Unified School District, San Joaquin County,              8/17 at 100.00           AAA         3,127,634
                     California, General Obligation Bonds, Series 2007, 5.000%,
                     8/01/31 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         44,410   Total California                                                                                       42,067,973
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO - 3.5%
          1,000   Colorado Educational and Cultural Facilities Authority             7/19 at 100.00           N/R           901,550
                     Charter School Revenue Bonds (Crown Ponite Academy of
                     Westminster Project) A Charter School Chartered Through
                     Adams County School District No. 50 Adams County, Colorado
                     Series 2009, 5.000%, 7/15/39

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  COLORADO (continued)
$         1,000   Colorado Housing & Finance Authority, Multifamily Housing         12/10 at 100.00           N/R   $       869,340
                     Revenue Senior Bonds, Castle Highlands Project, Series
                     2000A-1, 5.900%, 12/01/20 - AMBAC Insured (Alternative
                     Minimum Tax)
            250   Colorado Housing and Finance Authority, Revenue Bonds,               No Opt. Call           N/R           217,645
                     Confluence Energy LLC Project, Series 2007, 6.200%,
                     4/01/16 (Alternative Minimum Tax)
          2,000   Conservatory Metropolitan District, Arapahoe County,              12/17 at 100.00          BBB-         1,452,060
                     Colorado, General Obligation Limited Tax Bonds, Series
                     2007, 5.125%, 12/01/37 - RAAI Insured
                  Public Authority for Colorado Energy, Natural Gas Revenue
                  Bonds, Colorado Springs Utilities, Series 2008:
            540      6.125%, 11/15/23                                                  No Opt. Call             A           562,486
            475      6.250%, 11/15/28                                                  No Opt. Call             A           493,516
          3,880      6.500%, 11/15/38                                                  No Opt. Call             A         4,084,398
------------------------------------------------------------------------------------------------------------------------------------
          9,145   Total Colorado                                                                                          8,580,995
------------------------------------------------------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 0.1%
            400   District of Columbia Tobacco Settlement Corporation, Tobacco       5/11 at 101.00           BBB           389,408
                     Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40
------------------------------------------------------------------------------------------------------------------------------------
                  FLORIDA - 9.0%
          4,295   Florida Housing Finance Corporation, Homeowner Mortgage            7/19 at 100.00           AA+         4,218,678
                     Revenue Bonds, Series 2009-2, 4.650%, 7/01/29
          3,160   JEA, Florida, Water and Sewerage System Revenue Bonds, Tender      4/10 at 100.00           AA-         2,373,729
                     Option Bond Trust 11801, 20.605%, 10/01/41 - NPFG Insured
                     (IF)
          2,400   Miami-Dade County School Board, Florida, Certificates of          11/16 at 100.00           AAA         2,627,040
                     Participation, Tender Option Bond Trust 3118, 21.645%,
                     11/01/31 - BHAC Insured (IF)
          3,660   Miami-Dade County, Florida Capital Asset Acquisition Special       4/19 at 100.00           AAA         3,685,693
                     Obligation Bonds Series 2009A, 5.125%, 4/01/34 - AGC
                     Insured
          5,500   Orange County Health Facilities Authority, Florida, Revenue        1/19 at 100.00           AA+         5,556,044
                     Bonds, Nemours Foundation, Series 2009A, 5.000%, 1/01/39
          1,000   South Miami Health Facilities Authority, Florida, Hospital         8/17 at 100.00           AA-           804,020
                     Revenue, Baptist Health System Obligation Group, Tender
                     Option Bond Trust 3119, 17.848%, 8/15/37 (IF)
          2,500   Tallahassee, Florida, Energy System Revenue Bonds, Tender         10/15 at 100.00           AA-         2,646,325
                     Option Bond Trust 09-30W, 21.549%, 10/01/35 - NPFG Insured
                     (IF)
------------------------------------------------------------------------------------------------------------------------------------
         22,515   Total Florida                                                                                          21,911,529
------------------------------------------------------------------------------------------------------------------------------------
                  GEORGIA - 0.2%
            225   Effingham County Development Authority, Georgia, Solid Waste       7/10 at 100.00           BB-           208,427
                     Disposal Revenue Bonds, Ft. James Project, Series 1998,
                     5.625%, 7/01/18 (Alternative Minimum Tax) (4)
            150   Main Street Natural Gas Inc., Georgia, Gas Project Revenue           No Opt. Call             A           144,485
                     Bonds, Series 2007A, 5.500%, 9/15/26
             90   Main Street Natural Gas Inc., Georgia, Gas Project Revenue           No Opt. Call             A            84,974
                     Bonds, Series 2007B, 5.000%, 3/15/22
------------------------------------------------------------------------------------------------------------------------------------
            465   Total Georgia                                                                                             437,886
------------------------------------------------------------------------------------------------------------------------------------
                  ILLINOIS - 2.2%
          1,460   Hoffman Estates, Illinois, General Obligation Bonds, Tender       12/18 at 100.00           AA+         1,619,739
                     Option Bond Trust 09-28W, 25.665%, 12/01/38 (IF)
          3,000   Illinois Finance Authority, Revenue Bonds, Illinois Institute      4/16 at 100.00          Baa2         2,517,870
                     of Technology, Refunding Series 2006A, 5.000%, 4/01/36
          1,500   Southwestern Illinois Development Authority, Illinois, Saint       6/17 at 103.00           N/R         1,340,355
                     Clair County Comprehensive Mental Health Center, Series
                     2007, 6.625%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
          5,960   Total Illinois                                                                                          5,477,964
------------------------------------------------------------------------------------------------------------------------------------
                  INDIANA - 4.7%
          8,000   Indiana Finance Authority Health System Revenue Bonds Series      11/19 at 100.00           Aa3         7,811,039
                     2009A (Sisters of St. Francis Health Services, Inc.
                     Obligated Group), 5.250%, 11/01/39 (WI/DD, Settling
                     11/05/09)
          3,850   Indiana Health Facility Financing Authority, Hospital Revenue      2/16 at 100.00            A+         3,622,196
                     Bonds, Clarian Health Obligation Group, Series 2006A,
                     5.250%, 2/15/40
------------------------------------------------------------------------------------------------------------------------------------
         11,850   Total Indiana                                                                                          11,433,235
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  LOUISIANA - 0.2%
$           555   Tobacco Settlement Financing Corporation, Louisiana, Tobacco       5/11 at 101.00           BBB   $       502,303
                     Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                     5/15/39
------------------------------------------------------------------------------------------------------------------------------------
                  MAINE - 0.8%
          2,000   Maine State Housing Authority, Single Family Mortgage              1/19 at 100.00           AA+         2,057,960
                     Purchase Bonds, Tender Option Bond Trust 3597, 0.000%,
                     11/15/29 (WI/DD, Settling 11/12/09) (IF)
------------------------------------------------------------------------------------------------------------------------------------
                  MASSACHUSETTS - 3.5%
            220   Massachusetts Development Finance Agency, Revenue Bonds,           3/15 at 100.00           BBB           193,591
                     Curry College, Series 2005A, 5.000%, 3/01/35 - ACA Insured
          3,000   Massachusetts Health and Educational Facilities Authority          1/18 at 100.00           N/R         2,674,800
                     Revenue Bonds, Quincy Medical Center Issue, Series A
                     (2008), 6.250%, 1/15/28
          3,510   Massachusetts Health and Educational Facilities Authority,         6/13 at 100.00           AA-         3,824,426
                     Revenue Bonds, Boston College, Tender Option Bond Trust
                     3115, 15.590%, 6/01/37 (IF)
          2,385   Massachusetts Health and Educational Facilities Authority,         8/15 at 100.00          BBB-         1,775,776
                     Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
                     8/15/35 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
          9,115   Total Massachusetts                                                                                     8,468,593
------------------------------------------------------------------------------------------------------------------------------------
                  MICHIGAN - 8.5%
         12,000   Detroit City School District, Wayne County, Michigan, General        No Opt. Call           AAA        12,151,196
                     Obligation Bonds, Series 2005, 5.250%, 5/01/27 - FSA
                     Insured
          2,865   Marysville Public School District, St Claire County,               5/17 at 100.00           AAA         2,904,336
                     Michigan, General Obligation Bonds, Series 2007, 5.000%,
                     5/01/32 - FSA Insured
          4,600   Michigan State Hospital Finance Authority, Hospital Revenue       11/19 at 100.00            A1         4,440,656
                     Bonds, Henry Ford Health System, Refunding Series 2009,
                     5.750%, 11/15/39 (WI/DD, Settling 11/03/09)
          1,645   Michigan State Hospital Finance Authority, Hospital Revenue        2/10 at 100.00           BB-         1,291,243
                     Refunding Bonds, Detroit Medical Center Obligated Group,
                     Series 1997A, 5.250%, 8/15/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,110   Total Michigan                                                                                         20,787,431
------------------------------------------------------------------------------------------------------------------------------------
                  NEW JERSEY - 0.3%
          1,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco      6/17 at 100.00           BBB           674,840
                     Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                     6/01/41
------------------------------------------------------------------------------------------------------------------------------------
                  NEW YORK - 1.0%
          2,500   New York City Industrial Development Agency, New York,             8/16 at 101.00            B-         2,428,075
                     American Airlines-JFK International Airport Special
                     Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  NORTH CAROLINA - 2.2%
          3,485   North Carolina Medical Care Commission, Healthcare Facilities      6/19 at 100.00            AA         3,446,142
                     Revenue Bonds, Duke University Health System, Series
                     2009A, 5.000%, 6/01/42 (WI/DD, Settling 11/10/09)
          2,000   North Carolina Medical Care Commission, Healthcare Facilities      6/19 at 100.00            AA         1,888,500
                     Revenue Bonds, Duke University Health System, Tender
                     Option Bond Trust 11808, 0.000%, 6/01/42 (WI/DD, Settling
                     11/10/09) (IF)
------------------------------------------------------------------------------------------------------------------------------------
          5,485   Total North Carolina                                                                                    5,334,642
------------------------------------------------------------------------------------------------------------------------------------
                  OHIO - 7.0%
                  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-2:
          3,000      5.875%, 6/01/47                                                 6/17 at 100.00           BBB         2,222,760
         10,500      6.500%, 6/01/47                                                 6/17 at 100.00           BBB         8,499,119
          2,000   Greene County, Ohio, Hospital Facilities Revenue Bonds,            4/19 at 100.00             A         1,935,240
                     Kettering Health Nretwork Series 2009, 5.375%, 4/01/34
                     (WI/DD, Settling 11/03/09)
          1,200   Ohio Air Quality Development Authority, Ohio, Air Quality            No Opt. Call          BBB-         1,201,836
                     Revenue Bonds, Ohio Valley Electric Corporation Project,
                     Series 2009E. Non-AMT, 5.625%, 10/01/19
          2,000   Ohio Housing Finance Agency, Residential Mortgage Revenue          9/18 at 100.00           Aaa         2,077,500
                     Bonds, Mortgage-Backed Securities Program, Tender Option
                     Bond Trust 09-35W, 21.549%, 3/01/40 (IF)
          1,000   Ohio State, Hospital Facility Revenue Refunding Bonds,             1/19 at 100.00           Aa2         1,142,420
                     Cleveland Clinic Health System Obligated Group, Tender
                     Option Bond Trust 3591, 20.143%, 1/01/39 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         19,700   Total Ohio                                                                                             17,078,875
------------------------------------------------------------------------------------------------------------------------------------

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  OKLAHOMA - 0.5%
$         1,130   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,           12/09 at 100.00            B-   $     1,108,858
                     American Airlines Inc., Series 1992, 7.350%, 12/01/11
------------------------------------------------------------------------------------------------------------------------------------
                  OREGON - 0.7%
            185   Oregon, Economic Development Revenue Bonds, Georgia Pacific        2/10 at 100.00           BB-           179,345
                     Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative
                     Minimum Tax) (4)
             70   Oregon, Economic Development Revenue Refunding Bonds, Georgia     12/09 at 100.00            B2            62,786
                     Pacific Corp., Series 1997-183, 5.700%, 12/01/25
          1,500   Port Astoria, Oregon, Pollution Control Revenue Bonds, James       2/10 at 100.00           BB-         1,488,015
                     River Project, Series 1993, 6.550%, 2/01/15
------------------------------------------------------------------------------------------------------------------------------------
          1,755   Total Oregon                                                                                            1,730,146
------------------------------------------------------------------------------------------------------------------------------------
                  PENNSYLVANIA - 4.3%
          1,335   Allegheny County Hospital Development Authority,                   4/15 at 100.00          Baa2         1,115,299
                     Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                     Series 2005A, 5.125%, 4/01/35
          2,000   Luzerne County Industrial Development Authority,                  12/19 at 100.00           N/R         1,956,020
                     Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009,
                     7.750%, 12/15/27 (WI/DD, Settling 11/10/09)
             25   Northumberland County Industrial Development Authority,            2/13 at 102.00           N/R            24,522
                     Pennsylvania, Facility Revenue Bonds, NHS Youth Services
                     Inc., Series 2002, 7.500%, 2/15/29
          1,000   Pennsylvania Economic Development Finance Authority, Solid        12/09 at 102.00            B+           784,150
                     Waste Disposal Revenue Bonds (USG Corporation Project)
                     Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
            785   Pennsylvania Economic Development Financing Authority Health         No Opt. Call            A3           822,908
                     System Revenue Bonds Albert Einstein Healthcare Network
                     Issue, Series 2009A, 6.250%, 10/15/23
          4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage        4/19 at 100.00           AA+         3,865,840
                     Revenue Bonds, Tender Option Bond Trust 4657, 15.852%,
                     10/01/29 (IF)
          3,000   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,         12/27 at 100.00            A2         1,891,680
                     Capital Appreciation Series 2009E, 0.000%, 12/01/30
------------------------------------------------------------------------------------------------------------------------------------
         12,145   Total Pennsylvania                                                                                     10,460,419
------------------------------------------------------------------------------------------------------------------------------------
                  PUERTO RICO - 1.5%
          5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             8/26 at 100.00            A+         3,686,650
                     Revenue Bonds, First Subordinate Series 2009A, 0.000%,
                     8/01/32
------------------------------------------------------------------------------------------------------------------------------------
                  TENNESSEE - 1.0%
                  The Tennessee Energy Acquisition Corporation, Gas Revenue
                  Bonds, Series 2006A:
             50      5.250%, 9/01/24                                                   No Opt. Call           BB+            48,054
          1,400      5.250%, 9/01/26                                                   No Opt. Call           BB+         1,323,574
          1,000   The Tennessee Energy Acquisition Corporation, Gas Revenue            No Opt. Call           BB+           939,350
                     Bonds, Series 2006B, 5.625%, 9/01/26
            155   The Tennessee Energy Acquisition Corporation, Gas Revenue            No Opt. Call             A           147,841
                     Bonds, Series 2006C, 5.000%, 2/01/24
------------------------------------------------------------------------------------------------------------------------------------
          2,605   Total Tennessee                                                                                         2,458,819
------------------------------------------------------------------------------------------------------------------------------------
                  TEXAS - 5.6%
          3,000   La Vernia Higher Education Financing Corporation, Texas,           8/19 at 100.00           BBB         2,987,580
                     Charter School Revenue Bonds, Kipp Inc., Series 2009A,
                     6.250%, 8/15/39 (WI/DD, Settling 11/19/09)
          2,000   Dallas-Ft. Worth International Airport Facility Improvement       11/12 at 100.00          CCC+         1,197,100
                     Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                     Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)
          3,000   Humble Independent School District, Harris County, Texas,          2/19 at 100.00           AA-         3,087,420
                     General Obligation Bonds, Series 2009, 5.000%, 2/15/34
          1,225   Sabine River Authority, Texas, Pollution Control Revenue             No Opt. Call           CCC         1,104,497
                     Bonds, TXU Energy Company LLC Project, Series 2001B,
                     5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative
                     Minimum Tax)
          1,205   Texas Municipal Gas Acquisition and Supply Corporation I, Gas        No Opt. Call             A         1,255,538
                     Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%,
                     12/15/26
            660   Texas Municipal Gas Acquisition and Supply Corporation I, Gas        No Opt. Call             A           632,023
                     Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/23
         20,000   Texas Turnpike Authority, Second Tier Revenue Bonds, Central        8/12 at 22.71          BBB+         3,371,400
                     Texas Turnpike System, Series 2002, 0.000%, 8/15/37 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         31,090   Total Texas                                                                                            13,635,558
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  UTAH - 1.6%
$         2,400   Riverton, Utah, Hospital Revenue Bonds, IHC Health Services,       8/19 at 100.00           AA+   $     2,119,488
                     Inc., Tender Option Bonds Trust 3602, 0.000%, 8/15/41
                     (WI/DD, Settling 11/15/09) (IF)
          1,490   Utah Transit Authority, Sales Tax Revenue Bonds, Tender              No Opt. Call           AAA         1,912,370
                     Option Bond Trust 11800, 21.862%, 6/15/35 - NPFG Insured
                     (IF)
------------------------------------------------------------------------------------------------------------------------------------
          3,890   Total Utah                                                                                              4,031,858
------------------------------------------------------------------------------------------------------------------------------------
                  VIRGINIA - 1.5%
            105   Bedford County Industrial Development Authority, Virginia,        12/09 at 101.00            B2           100,796
                     Industrial Development Revenue Refunding Bonds, Nekoosa
                     Packaging Corporation, Series 1999, 6.300%, 12/01/25
                     (Alternative Minimum Tax) (4)
          2,000   Giles County Industrial Development Authority, Virginia,           1/10 at 100.00            B+         1,967,540
                     Exempt Facility Revenue Bonds, Hoechst Celanese Project,
                     Series 1996, 6.450%, 5/01/26 (WI/DD, Settling 11/02/09)
          1,640   Virginia State Housing Development Authority, Rental Housing       4/19 at 100.00           AA+         1,560,083
                     Revenue Bonds, Tender Option Bonds Trust 11799, 20.957%,
                     10/01/39 (IF)
------------------------------------------------------------------------------------------------------------------------------------
          3,745   Total Virginia                                                                                          3,628,419
------------------------------------------------------------------------------------------------------------------------------------
                  WASHINGTON - 0.8%
          2,000   Washington State Higher Education Facilities Authority,           10/19 at 100.00          Baa1         1,966,780
                     Revenue Bonds, Whitworth University, Series 2009, 5.625%,
                     10/01/40 (WI/DD, Settling 11/04/09)
------------------------------------------------------------------------------------------------------------------------------------
                  WISCONSIN - 1.2%
          1,375   Milwaukee Redevelopment Authority, Wisconsin, Schlitz Park        11/09 at 102.00           N/R         1,280,648
                     Mortgage Revenue Refunding Bonds, Series 1998A, 5.500%,
                     1/01/17 (Alternative Minimum Tax)
                  Wisconsin Health and Educational Facilities Authority,
                  Revenue Bonds, Froedtert Community Health, Inc. Obligated
                  Group, Tender Option Bond Trust 3592:
          1,000      22.163%, 4/01/34 (IF)                                           4/19 at 100.00           AA-           809,050
          1,000      23.414%, 4/01/39 (IF)                                           4/19 at 100.00           AA-           948,230
------------------------------------------------------------------------------------------------------------------------------------
          3,375   Total Wisconsin                                                                                         3,037,928
------------------------------------------------------------------------------------------------------------------------------------
$       237,180   Total Investments (cost $216,882,094) - 84.3%                                                         206,153,272
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 15.7%                                                                  38,404,956
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                 $   244,558,228
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

42 Nuveen Investments

| Statement of
| Assets & Liabilities October 31, 2009

                                                                                                              ENHANCED
                                              MUNICIPAL VALUE   MUNICIPAL VALUE 2   MUNICIPAL INCOME   MUNICIPAL VALUE
                                                         (NUV)               (NUW)              (NMI)             (NEV)
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,865,922,627,
   $178,424,376, $85,406,630 and
   $216,882,094, respectively)                $ 1,877,149,851   $     202,840,884   $     86,329,270   $   206,153,272
Cash                                                1,153,949                  --            721,457        69,760,266
Receivables:
   Interest                                        29,565,205           3,758,374          1,515,127         3,781,668
   Investments sold                                10,285,000             396,407             65,000                --
Other assets                                          130,074                 992              2,300                --
-----------------------------------------------------------------------------------------------------------------------
      Total assets                              1,918,284,079         206,996,657         88,633,154       279,695,206
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                          38,250,000                  --          3,335,000                --
Cash overdraft                                             --             483,617                 --                --
Payables:
   Investments purchased                               50,640                  --                 --        34,877,157
   Dividends                                        6,364,467             644,362            326,957                --
Accrued expenses:
   Management fees                                    863,634             109,053             46,763           189,187
   Offering costs                                          --               7,000                 --            15,000
   Other                                              724,003              43,967             41,373            55,634
-----------------------------------------------------------------------------------------------------------------------
      Total liabilities                            46,252,744           1,287,999          3,750,093        35,136,978
-----------------------------------------------------------------------------------------------------------------------
Net assets                                    $ 1,872,031,335   $     205,708,658   $     84,883,061   $   244,558,228
=======================================================================================================================
Shares outstanding                                196,857,720          12,696,479          8,176,351        17,807,000
=======================================================================================================================
Net asset value per share outstanding         $          9.51   $           16.20   $          10.38   $         13.73
=======================================================================================================================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share              $     1,968,577   $         126,965   $         81,764   $       178,070
Paid-in surplus                                 1,855,172,802         181,429,417         91,455,932       254,373,205
Undistributed (Over-distribution of) net
   investment income                                6,984,529            (387,244)           823,990           718,295
Accumulated net realized gain (loss) from
   investments and derivative transactions         (3,321,797)            123,012         (8,401,265)           17,480
Net unrealized appreciation (depreciation)
   of investments                                  11,227,224          24,416,508            922,640       (10,728,822)
-----------------------------------------------------------------------------------------------------------------------
Net assets                                    $ 1,872,031,335   $     205,708,658   $     84,883,061   $   244,558,228
=======================================================================================================================
Authorized shares                                 350,000,000           Unlimited        200,000,000         Unlimited
=======================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

| Statement of
| Operations Year Ended October 31, 2009

                                                                                                                         ENHANCED
                                                        MUNICIPAL VALUE   MUNICIPAL VALUE 2    MUNICIPAL INCOME   MUNICIPAL VALUE
                                                                   (NUV)               (NUW)*              (NMI)             (NEV)**
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                       $   108,176,752   $       7,131,308    $      5,288,011   $       971,474
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                               9,918,824             789,096             513,839           197,544
Shareholders' servicing agent fees and expenses                 349,165                  90              18,287                 9
Interest expense on floating rate obligations                   301,308                  --              24,841                --
Custodian's fees and expenses                                   288,217              25,156              21,506             4,204
Directors'/Trustees' fees and expenses                           55,361               4,560               2,533               715
Professional fees                                               106,538              16,482              11,779            10,043
Shareholders' reports - printing and mailing
   expenses                                                     378,277              19,208              27,324            20,598
Stock exchange listing fees                                      69,807                  --               9,299                --
Investor relations expense                                      113,162              12,659               7,336             2,653
Other expenses                                                   63,177               3,340               6,797            17,413
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   11,643,836             870,591             643,541           253,179
   Custodian fee credit                                          (8,867)             (1,418)             (1,801)               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 11,634,969             869,173             641,740           253,179
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        96,541,783           6,262,135           4,646,271           718,295
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                   29,365             123,012            (587,919)           17,480
   Futures                                                           --                  --             196,281                --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                              173,519,317          24,416,508           8,919,687       (10,728,822)
   Futures                                                           --                  --             100,144                --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     173,548,682          24,539,520           8,628,193       (10,711,342)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                           $   270,090,465   $      30,801,655    $     13,274,464   $    (9,993,047)
====================================================================================================================================

* For the period February 25, 2009 (commencement of operations) through October 31, 2009.

** For the period September 25, 2009 (commencement of operations) through October 31, 2009.

                                 See accompanying notes to financial statements.

44 Nuveen Investments

| Statement of
| Changes in Net Assets

                                                                   MUNICIPAL VALUE (NUV)            MUNICIPAL VALUE 2 (NUW)
                                                            ----------------------------------    ---------------------------
                                                                                                       FOR THE PERIOD 2/25/09
                                                                 YEAR ENDED         YEAR ENDED    (COMMENCEMENT OF OPERATIONS)
                                                                   10/31/09           10/31/08               THROUGH 10/31/09
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $    96,541,783    $    92,078,698               $      6,262,135
Net realized gain (loss) from:
   Investments                                                       29,365         (3,904,828)                       123,012
   Futures                                                               --                 --                             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                  173,519,317       (287,804,822)                    24,416,508
   Futures                                                               --                 --                             --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations           270,090,465       (199,630,952)                    30,801,655
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                      (92,292,691)       (91,737,819)                    (6,649,379)
From accumulated net realized gains                                      --         (5,519,843)                            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders       (92,292,691)       (97,257,662)                    (6,649,379)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale at shares, net of offering costs                      --                 --                    180,117,000
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                  9,815,879          6,771,749                      1,339,107
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
   share transactions                                             9,815,879          6,771,749                    181,456,107
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           187,613,653       (290,116,865)                   205,608,383
Net assets at the beginning of period                         1,684,417,682      1,974,534,547                        100,275
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                             $ 1,872,031,335    $ 1,684,417,682               $    205,708,658
==============================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                              $     6,984,529    $     2,924,085               $       (387,244)
==============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 45

| Statement of
| Changes in Net Assets (continued)

                                                                                                  ENHANCED MUNICIPAL
                                                                 MUNICIPAL INCOME (NMI)               VALUE (NEV)
                                                            ------------------------------    ---------------------------
                                                                                                   FOR THE PERIOD 9/25/09
                                                               YEAR ENDED       YEAR ENDED    (COMMENCEMENT OF OPERATIONS)
                                                                 10/31/09         10/31/08               THROUGH 10/31/09
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $   4,646,271    $   4,315,417                $       718,295
Net realized gain (loss) from:
   Investments                                                   (587,919)        (120,921)                        17,480
   Futures                                                        196,281           56,305                             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                  8,919,687      (12,150,685)                   (10,728,822)
   Futures                                                        100,144         (100,144)                            --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          13,274,464       (8,000,028)                    (9,993,047)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                     (4,316,357)      (4,095,547)                            --
From accumulated net realized gains                                    --               --                             --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (4,316,357)      (4,095,547)                            --
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale at shares, net of offering costs                    --               --                    254,451,000
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions                                  371,854          224,555                             --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions                                371,854          224,555                    254,451,000
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           9,329,961      (11,871,020)                   244,457,953
Net assets at the beginning of period                          75,553,100       87,424,120                        100,275
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                             $  84,883,061    $  75,553,100                $   244,558,228
==========================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period               $     823,990    $     498,768                $       718,295
==========================================================================================================================

                                 See accompanying notes to financial statements.

46 Nuveen Investments

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV), Nuveen Municipal Value Fund 2 (NUW), Nuveen Municipal Income Fund, Inc. (NMI) and Nuveen Enhanced Municipal Value Fund (NEV) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Prior to the commencement of operations, Municipal Value 2 (NUW) and Enhanced Municipal Value (NEV) had no operations other than those related to organizational matters, the initial capital contribution for each Fund of $100,275 by Nuveen Asset Management (the "Advisor"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of each Fund's organization expense ($15,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund's primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain US territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, Enhanced Municipal Value (NEV) had outstanding when-issued/delayed delivery purchase commitments of $32,632,106. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable

                                                           Nuveen Investments 47

| Notes to
| Financial Statements (continued)

interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended October 31, 2009, Municipal Value (NUV) and Municipal Income (NMI) invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. During the period February 25, 2009 (commencement of operations) through October 31, 2009, Municipal Value 2 (NUW) invested in externally-deposited inverse floaters. During the period September 25, 2009 (commencement of operations) through October 31, 2009, Enhanced Municipal Value (NEV) invested in externally-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At October 31, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts is as follows:

                                                                                      ENHANCED
                                        MUNICIPAL      MUNICIPAL     MUNICIPAL       MUNICIPAL
                                       VALUE (NUV)  VALUE 2 (NUW)  INCOME (NMI)     VALUE (NEV)
-----------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts   $ 7,500,000   $  8,665,000   $ 3,005,000   $ 134,065,000
===============================================================================================

48 Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2009, were as follows:

                                                       MUNICIPAL     MUNICIPAL
                                                      VALUE (NUV)  INCOME (NMI)
-------------------------------------------------------------------------------
Average floating rate obligations outstanding        $38,250,000   $ 3,335,000
Average annual interest rate and fees                       0.79%         0.74%
===============================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. Municipal Income (NMI) invested in futures contracts during the fiscal year ended October 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2009, was as follows:

                                                                      MUNICIPAL
                                                                    INCOME (NMI)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding                               5*
================================================================================

* The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the end of the current fiscal year.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

                                                           Nuveen Investments 49

| Notes to
| Financial Statements (continued)

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses ($15,000) and pay all offering costs (other than the sales load) that exceed $.03 per share of each Municipal Value 2's (NUW) and Enhanced Municipal Value's
(NEV) shares. Municipal Value 2's (NUW) and Enhanced Municipal Value's (NEV) share offering costs ($378,000 and $534,000, respectively) were recorded as reductions of the proceeds from each Fund's sale of shares.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of October 31, 2009:

MUNICIPAL VALUE (NUV)            LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
----------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $    --   $ 1,877,149,851   $     --   $ 1,877,149,851
========================================================================================

MUNICIPAL VALUE 2 (NUW)          LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
----------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $    --   $   202,840,884   $     --   $   202,840,884
========================================================================================

MUNICIPAL INCOME (NMI)           LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
----------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $    --   $    86,329,270   $     --   $    86,329,270
========================================================================================

ENHANCED MUNICIPAL VALUE (NEV)   LEVEL 1           LEVEL 2    LEVEL 3             TOTAL
----------------------------------------------------------------------------------------
Investments:
   Municipal Bonds               $    --   $   206,153,272   $     --   $   206,153,272
========================================================================================

50 Nuveen Investments

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. Municipal Income (NMI) held derivative instruments during the fiscal year ended October 31, 2009. None of the Funds had derivative contracts outstanding at October 31, 2009.

                                                                      MUNICIPAL
NET REALIZED GAIN (LOSS) FROM FUTURES CONTRACTS                     INCOME (NMI)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                   $    196,281
================================================================================

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                  MUNICIPAL
OF FUTURES CONTRACTS                                                INCOME (NMI)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                   $    100,144
================================================================================

4. FUND SHARES

Municipal Value (NUV) and Municipal Income (NMI) did not repurchase any of their outstanding shares during the fiscal years ended October 31, 2009 and October 31, 2008. Municipal Value 2 (NUW) and Enhanced Municipal Value (NEV) did not repurchase any of their shares during the period since commencement of operations through October 31, 2009.

Transactions in shares were as follows:

                                           MUNICIPAL VALUE (NUV)      MUNICIPAL VALUE 2 (NUW)
                                          ----------------------   ---------------------------
                                               YEAR         YEAR        FOR THE PERIOD 2/25/09
                                              ENDED        ENDED   (COMMENCEMENT OF OPERATIONS)
                                           10/31/09     10/31/08              THROUGH 10/31/09
-----------------------------------------------------------------------------------------------
Shares sold                                      --           --                    12,600,000
Shares issued to shareholders
   due to reinvestment of distributions   1,101,278      709,000                        89,479
===============================================================================================

                                                                        ENHANCED MUNICIPAL
                                          MUNICIPAL INCOME (NMI)            VALUE (NEV)
                                          ----------------------   ---------------------------
                                               YEAR         YEAR        FOR THE PERIOD 9/25/09
                                              ENDED        ENDED   (COMMENCEMENT OF OPERATIONS)
                                           10/31/09     10/31/08              THROUGH 10/31/09
-----------------------------------------------------------------------------------------------
Shares sold                                      --           --                    17,800,000
Shares issued to shareholders
   due to reinvestment of distributions      38,222       21,474                            --
===============================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2009, were as follows:

                                                                            ENHANCED
                            MUNICIPAL       MUNICIPAL      MUNICIPAL       MUNICIPAL
                           VALUE (NUV)   VALUE 2 (NUW)*  INCOME (NMI)     VALUE (NEV)**
---------------------------------------------------------------------------------------
Purchases               $ 103,929,269   $ 181,597,372    $ 8,077,712   $ 217,864,784
Sales and maturities       85,859,409       4,331,405      7,976,845         997,000
=======================================================================================

* For the period February 25, 2009 (commencement of operations) through October 31, 2009.

** For the period September 25, 2009 (commencement of operations) through October 31, 2009.

                                                           Nuveen Investments 51

| Notes to
| Financial Statements (continued)

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investments transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

                                                                                                                   ENHANCED
                                                             MUNICIPAL       MUNICIPAL           MUNICIPAL        MUNICIPAL
                                                            VALUE (NUV)   VALUE 2 (NUW)        INCOME (NMI)      VALUE (NEV)
----------------------------------------------------------------------------------------------------------------------------
Cost of investments                                    $ 1,827,449,234   $ 178,230,436       $  81,929,183   $  216,875,175
============================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

                                                                                                                   ENHANCED
                                                             MUNICIPAL       MUNICIPAL           MUNICIPAL        MUNICIPAL
                                                            VALUE (NUV)   VALUE 2 (NUW)        INCOME (NMI)      VALUE (NEV)
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $   111,949,023   $  24,610,448       $   4,206,388   $      192,600
   Depreciation                                           (100,498,052)             --          (3,142,369)     (10,914,503)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                         $    11,450,971   $  24,610,448       $   1,064,019   $  (10,721,903)
============================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' tax year end, were as follows:

                                                                                                                   ENHANCED
                                                             MUNICIPAL       MUNICIPAL           MUNICIPAL        MUNICIPAL
                                                            VALUE (NUV)   VALUE 2 (NUW)        INCOME (NMI)      VALUE (NEV)
----------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $     9,742,098   $     371,049       $   1,062,247   $      711,376
Undistributed net ordinary income **                           374,056         123,015               4,652           17,480
Undistributed net long-term capital gains                    1,000,286              --                  --               --
============================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2009 and October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                                                   ENHANCED
                                                             MUNICIPAL       MUNICIPAL           MUNICIPAL        MUNICIPAL
2009                                                        VALUE (NUV)   VALUE 2 (NUW)*****   INCOME (NMI)      VALUE (NEV)******
----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***            $    91,855,449   $   5,697,143       $   4,273,870   $           --
Distributions from net ordinary income **                      394,292              --                  --               --
Distributions from net long-term capital gains****                  --              --                  --               --
============================================================================================================================

                                                                                                 MUNICIPAL        MUNICIPAL
2008                                                                                            VALUE (NUV)     INCOME (NMI)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                                     $  91,392,283   $    4,094,646
Distributions from net ordinary income **                                                          333,473               --
Distributions from net long-term capital gains                                                   5,504,256               --
============================================================================================================================

    ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

   *** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2009, as Exempt Interest Dividends.

  **** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2009.

 ***** For the period February 25, 2009 (commencement of operations) through October 31, 2009.

****** For the period September 25, 2009 (commencement of operations) through October 31, 2009.

52 Nuveen Investments

At October 31, 2009, the Fund's tax year end, Municipal Income (NMI) had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                      MUNICIPAL
                                                                    INCOME (NMI)
--------------------------------------------------------------------------------
Expiration:
   October 31, 2011                                                $  6,864,744
   October 31, 2012                                                     916,759
   October 31, 2013                                                     165,764
   October 31, 2016                                                     164,175
   October 31, 2017                                                     289,822
--------------------------------------------------------------------------------
Total                                                              $  8,401,264
================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund, and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Municipal Value's (NUV) annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

                                                           MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .1500%
For the next $500 million                                                 .1250
For net assets over $1 billion                                            .1000
================================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

                                                           MUNICIPAL VALUE (NUV)
GROSS INTEREST INCOME                                     GROSS INCOME FEE RATE
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

Municipal Value 2's (NUW) annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

                                                         MUNICIPAL VALUE 2 (NUW)
AVERAGE DAILY MANAGED NET ASSETS (1)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4000%
For the next $125 million                                                 .3875
For the next $250 million                                                 .3750
For the next $500 million                                                 .3625
For the next $1 billion                                                   .3500
For net assets over $2 billion                                            .3375
================================================================================

                                                           Nuveen Investments 53

| Notes to
| Financial Statements (continued)

Municipal Income's (NMI) annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

Enhanced Municipal Value's (NEV) annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

                                                  ENHANCED MUNICIPAL VALUE (NEV)
AVERAGE DAILY MANAGED NET ASSETS (1)                        FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3875
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee and Municipal Value's (NUV) gross interest income fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was .1907%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT
LEVEL (1)                                     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

54 Nuveen Investments

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 15, 2009, as follows:

                                                                       ENHANCED
                            MUNICIPAL      MUNICIPAL     MUNICIPAL    MUNICIPAL
                           VALUE (NUV)  VALUE 2 (NUW)  INCOME (NMI)  VALUE (NEV)
--------------------------------------------------------------------------------
Dividend per share        $     .0390   $      .0750   $     .0470   $    .0760
================================================================================

Shares Sold

On November 5, 2009, Enhanced Municipal Value (NEV) sold and additional 1,400,000 shares.

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 28, 2009, which is the date the financial statements were issued.

                                                           Nuveen Investments 55

| Financial
| Highlights

Selected data for a share outstanding throughout each period:

                                                                                INVESTMENT OPERATIONS
                                                                   ----------------------------------------------
                                                                                               NET
                                                      BEGINNING              NET         REALIZED/
                                                      NET ASSET       INVESTMENT        UNREALIZED
                                                          VALUE           INCOME        GAIN (LOSS)         TOTAL
------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                                  $    8.60    $         .49       $       .89       $   1.38
2008                                                      10.12              .47             (1.49)         (1.02)
2007                                                      10.39              .46              (.23)           .23
2006                                                      10.15              .47               .26            .73
2005                                                      10.11              .47               .10            .57

MUNICIPAL VALUE 2 (NUW)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                                   14.33              .49              1.94           2.43

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                                       9.28              .57              1.06           1.63
2008                                                      10.77              .53             (1.52)          (.99)
2007                                                      11.04              .52              (.28)           .24
2006                                                      10.86              .53               .16            .69
2005                                                      10.76              .54               .09            .63

ENHANCED MUNICIPAL VALUE (NEV)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(c)                                                   14.33              .04              (.61)          (.57)
==================================================================================================================

                                                            LESS DISTRIBUTIONS
                                                      ------------------------------
                                                                                                   ENDING
                                                             NET                                      NET    ENDING
                                                      INVESTMENT   CAPITAL             OFFERING     ASSET    MARKET
                                                          INCOME     GAINS     TOTAL      COSTS     VALUE     VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                                  $     (.47)  $    --   $  (.47)  $     --   $  9.51   $  9.91
2008                                                        (.47)     (.03)     (.50)        --      8.60      8.65
2007                                                        (.47)     (.03)     (.50)        --     10.12      9.49
2006                                                        (.47)     (.02)     (.49)        --     10.39     10.16
2005                                                        (.47)     (.06)     (.53)        --     10.15      9.58

MUNICIPAL VALUE 2 (NUW)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                                     (.53)       --      (.53)      (.03)    16.20     15.84

MUNICIPAL INCOME (NMI)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                                        (.53)       --      (.53)        --     10.38     10.66
2008                                                        (.50)       --      (.50)        --      9.28      9.89
2007                                                        (.51)       --      (.51)        --     10.77     10.49
2006                                                        (.51)       --      (.51)        --     11.04     10.50
2005                                                        (.53)       --      (.53)        --     10.86     10.56

ENHANCED MUNICIPAL VALUE (NEV)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(c)                                                       --        --        --       (.03)    13.73     15.00
====================================================================================================================

56 Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                    ---------------------------------------------------------------------
                                  TOTAL RETURNS                         RATIOS TO AVERAGE NET ASSETS**
                                -----------------                 -----------------------------------------
                                            BASED
                                  BASED        ON        ENDING
                                     ON       NET           NET       EXPENSES      EXPENSES            NET     PORTFOLIO
                                 MARKET     ASSET        ASSETS      INCLUDING     EXCLUDING     INVESTMENT      TURNOVER
                                  VALUE*    VALUE*        (000)   INTEREST (a)      INTEREST         INCOME          RATE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                              20.68%    16.51%  $ 1,872,031            .66%          .64%          5.49%            5%
2008                              (3.93)   (10.51)    1,684,418            .65           .61           4.86            16
2007                              (1.90)     2.22     1,974,535            .62           .59           4.53            10
2006                              11.51      7.40     2,025,964            .59           .59           4.60             6
2005                               8.25      5.73     1,979,396            .60           .60           4.64             8

MUNICIPAL VALUE 2 (NUW)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            9.27     16.92       205,709            .67***        .67***        4.84***          2

MUNICIPAL INCOME (NMI)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                              13.72     18.06        84,883            .81           .78           5.85            10
2008                              (1.01)    (9.53)       75,553            .86           .76           5.08             8
2007                               4.78      2.23        87,424            .86           .75           4.76             6
2006                               4.42      6.50        89,605            .76           .76           4.83             6
2005                              10.21      5.93        88,147            .78           .78           4.99             7

ENHANCED MUNICIPAL VALUE (NEV)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(c)                              --     (4.15)      244,558           1.02***       1.02***        3.25***          1
==========================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

         Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank and legal fee refund, where applicable.

***      Annualized.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the period February 25, 2009 (commencement of operations) through October 31, 2009.

(c) For the period September 25, 2009 (commencement of operations) through October 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                               NUMBER           PRINCIPAL
                                                  YEAR FIRST   OF PORTFOLIOS    OCCUPATION(S)
      NAME,                                       ELECTED OR   IN FUND COMPLEX  INCLUDING OTHER
      BIRTHDATE               POSITION(S) HELD    APPOINTED    OVERSEEN BY      DIRECTORSHIPS
      & ADDRESS               WITH THE FUNDS      AND TERM(1)  BOARD MEMBER     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:
o     ROBERT P. BREMNER                                                         Private Investor and Management Consultant;
      8/22/40                 Chairman of                                       Treasurer and Director, Humanities Council of
      333 W. Wacker Drive     the Board           1997         198              Washington D.C.
      Chicago, IL 60606       and Board Member

o     JACK B. EVANS                                                             President, The Hall-Perrine Foundation, a private
      10/22/48                                                                  philanthropic corporation (since 1996); Director
      333 W. Wacker Drive     Board Member        1999         198              and Chairman, United Fire Group, a publicly held
      Chicago, IL 60606                                                         company; President Pro Tem of the Board of Regents
                                                                                for the State of Iowa University System; Director,
                                                                                Gazette Companies; Life Trustee of Coe College and
                                                                                the Iowa College Foundation; formerly, Director,
                                                                                Alliant Energy; formerly, Director, Federal Reserve
                                                                                Bank of Chicago; formerly, President and Chief
                                                                                Operating Officer, SCI Financial Group, Inc., a
                                                                                regional financial services firm.

o     WILLIAM C. HUNTER                                                         Dean, Tippie College of Business, University of
      3/6/48                                                                    Iowa (since 2006); Director (since 2004) of Xerox
      333 W. Wacker Drive     Board Member        2004         198              Corporation; Director (since 2005), Beta Gamma
      Chicago, IL 60606                                                         Sigma International Honor Society; formerly, Dean
                                                                                and Distinguished Professor of Finance, School of
                                                                                Business at the University of Connecticut
                                                                                (2003-2006); previously, Senior Vice President and
                                                                                Director of Research at the Federal Reserve Bank of
                                                                                Chicago (1995-2003); Director, SS&C Technologies,
                                                                                Inc. (May 2005-October 2005); formerly, Director
                                                                                (1997-2007), Credit Research Center at Georgetown
                                                                                University.

o     DAVID J. KUNDERT                                                          Director, Northwestern Mutual Wealth Management
      10/28/42                                                                  Company; retired (since 2004) as Chairman, JPMorgan
      333 W. Wacker Drive     Board Member        2005         198              Fleming Asset Management, President and CEO, Banc
      Chicago, IL 60606                                                         One Investment Advisors Corporation, and President,
                                                                                One Group Mutual Funds; prior thereto, Executive
                                                                                Vice President, Banc One Corporation and Chairman
                                                                                and CEO, Banc One Investment Management Group;
                                                                                Member, Board of Regents, Luther College; member of
                                                                                the Wisconsin Bar Association; member of Board of
                                                                                Directors, Friends of Boerner Botanical Gardens;
                                                                                member of Investment Committee, Greater Milwaukee
                                                                                Foundation.

o     WILLIAM J. SCHNEIDER                                                      Chairman of Miller-Valentine Partners Ltd., a real
      9/24/44                                                                   estate investment company; formerly, Senior Partner
      333 W. Wacker Drive     Board Member        1997         198              and Chief Operating Officer (retired, 2004) of
      Chicago, IL 60606                                                         Miller-Valentine Group; member, University of
                                                                                Dayton Business School Advisory Council; member,
                                                                                Dayton Philharmonic Orchestra Association;
                                                                                formerly, member, Business Advisory Council,
                                                                                Cleveland Federal Reserve Bank; formerly, Director,
                                                                                Dayton Development Coalition.

58 Nuveen Investments

                                                               NUMBER           PRINCIPAL
                                                  YEAR FIRST   OF PORTFOLIOS    OCCUPATION(S)
      NAME,                                       ELECTED OR   IN FUND COMPLEX  INCLUDING OTHER
      BIRTHDATE               POSITION(S) HELD    APPOINTED    OVERSEEN BY      DIRECTORSHIPS
      & ADDRESS               WITH THE FUNDS      AND TERM(1)  BOARD MEMBER     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:                                                      Executive Director, Gaylord and Dorothy Donnelley
o     JUDITH M. STOCKDALE                                                       Foundation (since 1994); prior thereto, Executive
      12/29/47                                                                  Director, Great Lakes Protection Fund (from 1990 to
      333 W. Wacker Drive     Board Member        1997         198              1994).
      Chicago, IL 60606

o     CAROLE E. STONE                                                           Director, Chicago Board Options Exchange (since
      6/28/47                                                                   2006); Director, C2 Options Exchange, Incorporated
      333 W. Wacker Drive     Board Member        2007         198              (since 2009); Commissioner, New York State
      Chicago, IL 60606                                                         Commission on Public Authority Reform (since 2005);
                                                                                formerly, Chair, New York Racing Association
                                                                                Oversight Board (2005-2007).

o     TERENCE J. TOTH                                                           Director, Legal & General Investment Management
      9/29/59                                                                   America, Inc. (since 2008); Managing Partner, Musso
      333 W. Wacker Drive     Board Member        2008         198              Capital Management (since 2008); formerly, CEO and
      Chicago, IL 60606                                                         President, Northern Trust Investments (2004-2007);
                                                                                Executive Vice President, Quantitative Management &
                                                                                Securities Lending (2004-2007); prior thereto,
                                                                                various positions with Northern Trust Company
                                                                                (since 1994); Member: Goodman Theatre Board (since
                                                                                2004), Chicago Fellowship Boards (since 2005),
                                                                                University of Illinois Leadership Council Board
                                                                                (since 2007) and Catalyst Schools of Chicago Board
                                                                                (since 2008); formerly, Member: Northern Trust
                                                                                Mutual Funds Board (2005-2007), Northern Trust
                                                                                Investments Board (2004-2007), Northern Trust Japan
                                                                                Board (2004-2007), Northern Trust Securities Inc.
                                                                                Board (2003-2007) and Northern Trust Hong Kong
                                                                                Board (1997-2004).

INTERESTED BOARD MEMBER:                                                        Chief Executive Officer (since July 2007) and
o     JOHN P. AMBOIAN(2)                                                        Director (since 1999) of Nuveen Investments, Inc.;
      6/14/61                                                                   Chief Executive Officer (since 2007) of Nuveen
      333 W. Wacker Drive     Board Member        2008         198              Asset Management, Nuveen Investments Advisors, Inc.
      Chicago, IL 60606                                                         formerly, President (1999-2004) of Nuveen Advisory
                                                                                Corp. and Nuveen Institutional Advisory Corp.(3)

                                                           Nuveen Investments 59

                                                                NUMBER
                                                                OF PORTFOLIOS
      NAME,                                       YEAR FIRST    IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE               POSITION(S) HELD    ELECTED OR    OVERSEEN           OCCUPATION(S)
      AND ADDRESS             WITH THE FUNDS      APPOINTED(4)  BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:                                                             Managing Director (since 2002), Assistant
o     GIFFORD R. ZIMMERMAN                                                         Secretary and Associate General Counsel of
      9/9/56                  Chief                                                Nuveen Investments, LLC; Managing Director,
      333 W. Wacker Drive     Administrative      1988          198                Associate General Counsel and Assistant
      Chicago, IL 60606       Officer                                              Secretary, of Nuveen Asset Management (since
                                                                                   2002) and of Symphony Asset Management LLC,
                                                                                   (since 2003); Vice President and Assistant
                                                                                   Secretary of NWQ Investment Management Company,
                                                                                   LLC. (since 2002), Nuveen Investments Advisers
                                                                                   Inc. (since 2002), Tradewinds Global Investors,
                                                                                   LLC, and Santa Barbara Asset Management, LLC
                                                                                   (since 2006), Nuveen HydePark Group LLC and
                                                                                   Nuveen Investment Solutions, Inc. (since 2007);
                                                                                   Managing Director (since 2004) and Assistant
                                                                                   Secretary (since 1994) of Nuveen Investments,
                                                                                   Inc.; formerly, Managing Director (2002-2004),
                                                                                   General Counsel (1998-2004) and Assistant
                                                                                   Secretary of Nuveen Advisory Corp. and Nuveen
                                                                                   Institutional Advisory Corp.(3); Chartered
                                                                                   Financial Analyst.

o     WILLIAM ADAMS IV                                                             Executive Vice President of Nuveen Investments,
      6/9/55                                                                       Inc.; Executive Vice President, U.S. Structured
      333 W. Wacker Drive     Vice President      2007          123                Products of Nuveen Investments, LLC, (since
      Chicago, IL 60606                                                            1999), prior thereto, Managing Director of
                                                                                   Structured Investments.

o     MARK J.P. ANSON                                                              President and Executive Director of Nuveen
      6/10/59                                                                      Investments, Inc. (since 2007); President of
      333 W. Wacker Drive     Vice President      2009          198                Nuveen Investments Institutional Services Group
      Chicago, IL 60606                                                            LLC (since 2007); previously, Chief Executive
                                                                                   Officer of the British Telecom Pension Scheme
                                                                                   (2006-2007) and Chief Investment Officer of
                                                                                   Calpers (1999-2006); PhD, Chartered Financial
                                                                                   Analyst, Chartered Alternative Investment
                                                                                   Analyst, Certified Public Accountant, Certified
                                                                                   Management Accountant and Certified Internal
                                                                                   Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                        Managing Director, (since 2004), previously,
      1/11/62                                                                      Vice President (1993-2004) of Nuveen
      333 W. Wacker Drive     Vice President      2007          123                Investments, LLC.
      Chicago, IL 60606

o     NIZIDA ARRIAGA                                                               Vice President (since 2007) of Nuveen
      6/1/68                                                                       Investments, LLC; previously, Portfolio Manager,
      333 W. Wacker Drive     Vice President      2009          198                Allstate Investments, LLC (1996-2006); Chartered
      Chicago, IL 60606                                                            Financial Analyst.

o     MICHAEL T. ATKINSON                                                          Vice President (since 2002) of Nuveen
      2/3/66                  Vice President                                       Investments, LLC.; Vice President of Nuveen
      333 W. Wacker Drive     and Assistant       2000          198                Asset Management (since 2005).
      Chicago, IL 60606       Secretary

o     MARGO L. COOK                                                                Executive Vice President (since Oct 2008) of
      4/11/64                                                                      Nuveen Investments, Inc.; previously, Head of
      333 W. Wacker Drive     Vice President      2009          198                Institutional Asset Management (2007-2008) of
      Chicago, IL 60606                                                            Bear Stearns Asset Management; Head of
                                                                                   Institutional Asset Mgt (1986-2007) of Bank of
                                                                                   NY Mellon; Chartered Financial Analyst.

o     LORNA C. FERGUSON                                                            Managing Director (since 2004) of Nuveen
      10/24/45                                                                     Investments, LLC; Managing Director (since 2005)
      333 W. Wacker Drive     Vice President      1998          198                of Nuveen Asset Management; Managing Director
      Chicago, IL 60606                                                            (2004-2005), of Nuveen Advisory Corp. and Nuveen
                                                                                   Institutional Advisory Corp.(3)

60 Nuveen Investments

                                                                NUMBER
                                                                OF PORTFOLIOS
      NAME,                                       YEAR FIRST    IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE               POSITION(S) HELD    ELECTED OR    OVERSEEN           OCCUPATION(S)
      AND ADDRESS             WITH THE FUNDS      APPOINTED(4)  BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:                                                             Vice President (since 1993) and Funds Controller
o     STEPHEN D. FOY                                                               (since 1998) of Nuveen Investments, LLC; Vice
      5/31/54                 Vice President                                       President (since 2005) of Nuveen Asset
      333 W. Wacker Drive     and Controller      1998          198                Management; Certified Public Accountant.
      Chicago, IL 60606

o     SCOTT S. GRACE                                                               Managing Director, Corporate Finance &
      8/20/70                 Vice President                                       Development, Treasurer (since September 2009) of
      333 West Wacker Drive   and Treasurer       2009          198                Nuveen Investments, LLC, formerly, Treasurer
      Chicago, IL 60606                                                            (2006-2009), Senior Vice President (2008-2009),
                                                                                   previously, Vice President (2006-2008) of Janus
                                                                                   Capital Group, Inc.; formerly. Senior Associate
                                                                                   in Morgan Stanley's Global Financial Services
                                                                                   Group (2000-2003); Chartered Accountant
                                                                                   Designation.

o     WILLIAM T. HUFFMAN                                                           Chief Operating Officer, Municipal Fixed Income
      5/7/69                                                                       (since 2008) of Nuveen Asset Management;
      333 W. Wacker Drive     Vice President      2009          134                previously, Chairman, President and Chief
      Chicago, IL 60606                                                            Executive Officer (2002 - 2007) of Northern
                                                                                   Trust Global Advisors, Inc. and Chief Executive
                                                                                   Officer (2007) of Northern Trust Global
                                                                                   Investments Limited; Certified Public
                                                                                   Accountant.

o     WALTER M. KELLY                                                              Senior Vice President (since 2008), Vice
      2/24/70                 Chief Compliance                                     President (2006-2008) formerly, Assistant Vice
      333 W. Wacker Drive     Officer and         2003          198                President and Assistant General Counsel
      Chicago, IL 60606       Vice President                                       (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                   President (since 2006) and Assistant Secretary
                                                                                   (since 2008) of Nuveen Asset Management.

o     DAVID J. LAMB                                                                Senior Vice President (since 2009), formerly,
      3/22/63                                                                      Vice President (2000-2009) of Nuveen
      333 W. Wacker Drive     Vice President      2000          198                Investments, LLC; Vice President (since 2005) of
      Chicago, IL 60606                                                            Nuveen Asset Management; Certified Public
                                                                                   Accountant.

o     TINA M. LAZAR                                                                Senior Vice President (since 2009), formerly,
      8/27/61                                                                      Vice President of Nuveen Investments, LLC
      333 W. Wacker Drive     Vice President      2002          198                (1999-2009); Vice President of Nuveen Asset
      Chicago, IL 60606                                                            Management (since 2005).

o     LARRY W. MARTIN                                                              Vice President, Assistant Secretary and
      7/27/51                 Vice President                                       Assistant General Counsel of Nuveen Investments,
      333 W. Wacker Drive     and Assistant       1988          198                LLC; Vice President (since 2005) and Assistant
      Chicago, IL 60606       Secretary                                            Secretary of Nuveen Investments, Inc.; Vice
                                                                                   President (since 2005) and Assistant Secretary
                                                                                   (since 1997) of Nuveen Asset Management; Vice
                                                                                   President and Assistant Secretary of Nuveen
                                                                                   Investments Advisers Inc. (since 2002); NWQ
                                                                                   Investment Management Company, LLC (since 2002),
                                                                                   Symphony Asset Management LLC (since 2003),
                                                                                   Tradewinds Global Investors, LLC, Santa Barbara
                                                                                   Asset Management LLC (since 2006) and of Nuveen
                                                                                   HydePark Group, LLC and Nuveen Investment
                                                                                   Solutions, Inc. (since 2007); formerly, Vice
                                                                                   President and Assistant Secretary of Nuveen
                                                                                   Advisory Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3)

o     KEVIN J. MCCARTHY                                                            Managing Director (since 2008), formerly, Vice
      3/26/66                 Vice President                                       President (2007-2008), Nuveen Investments, LLC;
      333 W. Wacker Drive     and Secretary       2007          198                Managing Director (since 2008), formerly, Vice
      Chicago, IL 60606                                                            President, and Assistant Secretary, Nuveen Asset
                                                                                   Management, and Nuveen Investments Holdings,
                                                                                   Inc.; Vice President (since 2007) and Assistant
                                                                                   Secretary, Nuveen Investment Advisers Inc.,
                                                                                   Nuveen Investment Institutional Services Group
                                                                                   LLC, NWQ Investment Management Company, LLC,
                                                                                   Tradewinds Global Investors LLC, NWQ Holdings,
                                                                                   LLC, Symphony Asset Management LLC, Santa
                                                                                   Barbara Asset Management LLC, Nuveen HydePark
                                                                                   Group, LLC and Nuveen Investment Solutions, Inc.
                                                                                   (since 2007); prior thereto, Partner, Bell, Boyd
                                                                                   & Lloyd LLP (1997- 2007).

                                                           Nuveen Investments 61

                                                                NUMBER
                                                                OF PORTFOLIOS
      NAME,                                       YEAR FIRST    IN FUND COMPLEX    PRINCIPAL
      BIRTHDATE               POSITION(S) HELD    ELECTED OR    OVERSEEN           OCCUPATION(S)
      AND ADDRESS             WITH THE FUNDS      APPOINTED(4)  BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:                                                             Chief Investment Officer and Managing Director
o     JOHN V. MILLER                                                               (since 2007), formerly, Vice President
      4/10/67                                                                      (2002-2007) of Nuveen Asset Management and
      333 W. Wacker Drive     Vice President      2007          134                Managing Director (since 2007), formerly Vice
      Chicago, IL 60606                                                            President (2002-2007) Nuveen Investments, LLC;
                                                                                   Chartered Financial Analyst.

o     GREGORY MINO                                                                 Vice President of Nuveen Investments, LLC (since
      1/4/71                                                                       2008); previously, Director (2004-2007) and
      333 W. Wacker Drive     Vice President      2009          198                Executive Director (2007-2008) of UBS Global
      Chicago, IL 60606                                                            Asset Management; previously, Vice President
                                                                                   (2000-2003) and Director (2003-2004) of Merrill
                                                                                   Lynch Investment Managers; Chartered Financial
                                                                                   Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                    Vice President, Nuveen Investments, LLC (since
      8/1/71                  Vice President                                       2008); Vice President and Assistant Secretary,
      333 W. Wacker Drive     and Assistant       2008          198                Nuveen Asset Management (since 2008); prior
      Chicago, IL 60606       Secretary                                            thereto, Associate, Skadden, Arps, Slate Meagher
                                                                                   & Flom LLP (2002-2008).

o     JAMES F. RUANE                                                               Vice President, Nuveen Investments, LLC (since
      7/3/62                  Vice President                                       2007); prior thereto, Partner, Deloitte & Touche
      333 W. Wacker Drive     and Assistant       2007          198                USA LLP (2005-2007), formerly, senior tax
      Chicago, IL 60606       Secretary                                            manager (2002-2005); Certified Public
                                                                                   Accountant.

o     MARK L. WINGET                                                               Vice President, Nuveen Investments, LLC (since
      12/21/68                Vice President                                       2008); Vice President and Assistant Secretary,
      333 W. Wacker Drive     and Assistant       2008          198                Nuveen Asset Management (since 2008); prior
      Chicago, IL 60606       Secretary                                            thereto, Counsel, Vedder Price P.C. (1997-2007).

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

62 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds (other than the Nuveen Municipal Value Fund 2 (the "Municipal Value Fund 2") and the Nuveen Enhanced Municipal Value Fund (the "Enhanced Municipal Value Fund")), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund (other than the Municipal Value Fund 2 and the Enhanced Municipal Value Fund) and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, such Boards also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

The Municipal Value Fund 2 and the Enhanced Municipal Value Fund are new Funds. The initial Advisory Agreement between NAM and the Municipal Value Fund 2 was approved separately at a meeting of such Fund's Board held on January 27, 2009 and was not up for renewal at the May Meeting. The initial Advisory Agreement between NAM and the Enhanced Municipal Value Fund was approved separately at a meeting of such Fund's Board held on July 28-29, 2009.

The discussion of the approvals for the Nuveen Municipal Value Fund, Inc. and the Nuveen Municipal Income Fund, Inc. is set forth below in Section I, followed by the discussion in Section II of the approval for the Enhanced Municipal Value Fund. The discussion of the approval for the Municipal Value Fund 2 was included in the semi-annual report for such Fund for the period ending April 30, 2009.

                                                           Nuveen Investments 63

                                       I.
                        NUVEEN MUNICIPAL VALUE FUND, INC.
                       NUVEEN MUNICIPAL INCOME FUND, INC.

With respect to the Funds listed above (for purposes of this Section I, the "Funds"), in evaluating the applicable Advisory Agreements (for purposes of this
Section I, the "Advisory Agreements"), the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they

64 Nuveen Investments
arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

                                                           Nuveen Investments 65

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.    THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    FEES, EXPENSES AND PROFITABILITY

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the

66 Nuveen Investments
      size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board

                                                           Nuveen Investments 67

      Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

68 Nuveen Investments

While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

                                                           Nuveen Investments 69

F.    OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                       II
                      Nuveen Enhanced Municipal Value Fund

The Board Members are responsible for approving the advisory arrangement of the Enhanced Municipal Value Fund (for purposes of this Section II, the "Fund") and, at a meeting held on July 28-29, 2009 (for purposes of this Section II, the "Meeting"), the Board Members, including the Independent Board Members, considered and approved the investment advisory agreement (for purposes of this Section II, the "Advisory Agreement") between NAM and the Fund.

To assist the Board in its evaluation of the Advisory Agreement at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

o     the nature, extent and quality of services expected to be provided by NAM;

o the organization of NAM, including the responsibilities of various departments and key personnel;

o the expertise and background of NAM with respect to the Fund's investment strategy;

o     certain performance-related information (as described below);

o the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital Management, Inc. (" Winslow Capital") which was recently acquired in December 2008);

o the proposed management fees of NAM, including comparisons of such fees with the management fees of comparable funds;

o the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

o     the soft dollar practices of NAM, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreement for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the

70 Nuveen Investments
services to be provided by NAM; (b) investment performance, as described below;
(c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and NAM's experience with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of NAM's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

                                                           Nuveen Investments 71

B.    INVESTMENT PERFORMANCE

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with NAM's performance record on other Nuveen funds. The Fund is expected to employ substantially the same investment philosophy and strategies used in certain other national leveraged municipal closed-end funds managed by NAM. In this regard, the Independent Board Members were provided with certain average dividend yield information (as of July 21, 2009) pertaining to such other Nuveen funds.

C.    FEES, EXPENSES AND PROFITABILITY

      1. Fees and Expenses

      In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds.

      The Independent Board Members noted that the Fund may make investments in certain instruments that have the economic effect of leverage, including inverse floating rate securities (such as those representing interests in so-called "tender option bond trusts" formed by third-party sponsors for the purpose of holding municipal bonds). The Independent Board Members recognized that assets financed through the creation of tender option bond trusts in which the Fund may invest would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund (including assets attributable to the Fund's use of effective leverage such as, but not limited to, the portion of assets in tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Accordingly, the advisory fees paid to NAM for investment advisory services will be higher if the Fund uses effective leverage, which may create a conflict of interest between NAM and Fund shareholders. This methodology is consistent with that used on certain other Nuveen municipal closed-end funds.

      The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management

72 Nuveen Investments
      teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members have reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. They also reviewed the Form 8-K filed by Nuveen on July 9, 2009 (relating to, among other things, proposed financing and amendments to Nuveen's credit facility). The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

                                                           Nuveen Investments 73

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund's shareholders.

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

74 Nuveen Investments

In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.    APPROVAL

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Advisory Agreement were fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the Advisory Agreement should be and was approved on behalf of the Fund.

                                                           Nuveen Investments 75

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

76 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

                                                           Nuveen Investments 77

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

78 Nuveen Investments

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 79

Notes

80 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

NUVEEN FUNDS' QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 81

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

EAN-A-1009D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          Nuveen Municipal Value Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                  AUDIT FEES BILLED           AUDIT-RELATED FEES                TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)              BILLED TO FUND (2)            BILLED TO FUND (3)        BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009 (4)                   $ 12,962                     $ 0                           $ 0                     $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                            N/A                     N/A                           N/A                     N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)  The fund commenced operations on February 25, 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009 (1)                                       $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                                           N/A                             N/A                           N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations on February 25, 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                     TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                     AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                      PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                     RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                         TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                            BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009 (1)             $ 0                            $ 0                           $ 0                        $ 0
October 31, 2008                 N/A                            N/A                           N/A                        N/A

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

(1)  The fund commenced operations on February 25, 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                             FUND
THOMAS SPALDING                  Nuveen Municipal Value Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company     11           $9.0 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    4            $16.6 million

* Assets are as of October 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,552 securities with an aggregate current market value of $1,178 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED IN
                                                                          EQUITY             THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
NAME OF PORTFOLIO                                                         BENEFICIALLY       BY NAM'S MUNICIPAL
MANAGER              FUND                                                 OWNED IN FUND      INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Thomas Spalding      Nuveen Municipal Value Fund 2                        $0                 Over $1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Value Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 8, 2010
    -------------------------------------------------------------------